Execution Copy

AMENDMENT AGREEMENT

AMENDMENT AGREEMENT (this “Agreement”), dated as of April 5, 2007, by and between Charys Holding Company, Inc., a Delaware corporation (the “Company”), and the Holders named on the Schedule of Holders attached hereto (each, a “Holder” and collectively, the “Holders”).

WHEREAS:

A          Pursuant to a certain Securities Purchase Agreement dated August 30, 2006 (the “Securities Purchase Agreement”), the Company issued certain senior secured convertible notes (the “Existing Notes”).

B.          As of the date hereof, the Holders beneficially own all of the outstanding Existing Notes.

C.          The Company has requested that the Holders extend the maturity date of the Existing Notes and make certain other modifications to the Existing Notes, and the Holders have agreed to make such modifications to the Existing Notes.

D.          In connection with and in consideration for the foregoing modifications, the Company and each Holder wishes to amend and restate such Holder’s Existing Note in substantially the form attached hereto as Exhibit A (the “Note” and, collectively with the other Existing Notes being amended and restated hereunder, the “Notes”), and such Note shall have an aggregate principal amount as set forth opposite such Holder’s name in column (3) on the Schedule of Holders attached hereto, which is convertible into the shares (the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with the terms of such Note.

   E.           The parties intend that, at the Closing (as defined below), the Holders and the Company will amend and restate the Registration Rights Agreement dated August 30, 2006 (the “Existing Registration Rights Agreement”) in substantially the form attached hereto as Exhibit B (the “Registration Rights Agreement”) in order to, among other things, extend the filing and effectiveness deadlines for the registration of the Conversion Shares and the shares of Common Stock into which the Warrants (as defined in the Securities Purchase Agreement) are exercisable; in each case, under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

    F.           The Notes and the Conversion Shares collectively are referred to herein as the “Securities.”

    G.           The Notes will rank senior to all outstanding and future indebtedness of the Company except as otherwise set forth on Section 3(o).

   H.           The Company’s obligations under this Agreement and the Securities Purchase Agreement, the Notes, the Warrants issued by the Company to Imperium Master Fund, Ltd. (the “Imperium Warrants”), and the Registration Rights Agreement, including, without limitation. its obligation to make payments of principal of and interest on the Notes, will be guaranteed by each of the Company’s subsidiaries pursuant to a Subsidiary Guarantee in the form attached hereto as Exhibit C (the “Subsidiary Guarantee”), and are secured pursuant to the terms of (i) a Security Agreement dated as of August 30, 2006 (the “Existing Security Agreement”), which, at the Closing, will be amended and restated in the form attached hereto as Exhibit D (the “Security Agreement” and, together with the Subsidiary Guarantee and Security Agreement, the “Security Documents”).  This Agreement and the Securities Purchase Agreement, the Notes, the Imperium Warrants, the Registration Rights Agreement and the Security Documents are sometimes referred to herein as the “Transaction Documents”.

        I.          The Company and the Holders are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

NOW, THEREFORE, the Company and the Holders hereby agree as follows:

1.           AMENDMENT AND RESTATEMENT OF NOTE.

(a)           General.

(i)           Notes.  Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall execute and deliver to each Holder on the Closing Date (as defined below), a Note with a principal amount as is set forth opposite such Holder’s name in column (3) on the Schedule of Holders (the “Closing”).

(ii)           Closing.  The Closing shall occur on the Closing Date at the offices of Mazzeo Song LLP, 708 Third Avenue, New York, NY 10017.

(b)           Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City Time, on the first Business Day following the satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and each Holder). As used herein “Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

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2.           HOLDER’S REPRESENTATIONS AND WARRANTIES.

Each Holder severally and not jointly represents and warrants that:

(a)           No Public Sale or Distribution.  Such Holder, upon conversion of the Note, will acquire the Conversion Shares issuable upon conversion of the Note for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempt from registration under the 1933 Act; provided, however, that by making the representations herein, such Holder does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act.  Such Holder is acquiring the Securities hereunder in the ordinary course of its business.  Such Holder does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.  Further, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among such Holder and any other Person with respect to any securities of the Company, including but not limited to transfer or voting of any of the Securities, finder’s fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

(b)           Accredited Investor Status and Broker-Dealer Status.  Such Holder is an “accredited investor” as that term is defined in Rule 501(a) under the 1933 Act.  Such Holder is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(c)           Reliance on Exemptions.  Such Holder understands that the transactions contemplated hereby are being effectuated in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the availability of such exemptions.

(d)           Information.  Such Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the transactions contemplated hereby which have been requested by such Holder.  Such Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by such Holder or its advisors, if any, or its representatives shall modify, amend or affect such Holder’s right to rely on the Company’s representations and warranties contained herein.  Such Holder understands that its investment in the Securities involves a high degree of risk.  Such Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Securities.  Specifically, such Holder has been provided with access to all of the Company’s SEC Documents (as defined below), including the following: (i) the Company’s annual report to stockholders for the fiscal year ended April 30, 2006, and the definitive proxy statement filed in connection with that annual report; (ii) the information contained in an annual report on Form 10-KSB under the 1934 Act for the fiscal year ended April 30, 2006; and (iii) the information contained in any reports or documents required to be filed by the Company under Sections 13(a), 14(a), 14(c), and 15(d) of the 1934 Act since the distribution or filing of the reports specified above.  As used herein, “SEC Documents” means all reports, schedules, exhibits, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the reporting requirements of the 1934 Act (including documents incorporated by reference therein).

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(e)           No Governmental Review.  Such Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the transactions contemplated hereby.

 (f)           Transfer or Resale.  Such Holder understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Holder shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Holder provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(n)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Holder effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(f).

(g)           Legends.  Such Holder understands that the certificates or other instruments representing the Note and, until such time as the resale of the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN]  REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, or issue to such holder by electronic delivery at the applicable balance account at DTC (as defined below), unless otherwise required by state securities laws, if: (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

(h)           Validity; Enforcement.  The Transaction Documents to which such Holder is a party have been duly and validly authorized, executed and delivered (or will be executed and delivered) on behalf of such Holder and, upon such execution and delivery, shall constitute the legal, valid and binding obligations of such Holder enforceable against such Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

 (i)           No Conflicts.  The execution, delivery and performance by such Holder of the Transaction Documents to which such Holder is a party and the consummation by such Holder of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to such Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Holder to perform its obligations hereunder.

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 (j)           Residency.  Such Holder is a resident of that jurisdiction specified below its address on the Schedule of Holders.

(k)           Independent Investment Decision.  Such Holder acknowledges that it had the opportunity to review this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby with its own legal counsel and investment and tax advisors, if any.  Such Holder is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement and the other Transaction Documents; provided, however, that in no event shall anything contained in this Section 2(k) limit in any way such Holder’s right to rely on the representations made by the Company in this Agreement or the other Transaction Documents.

 (l)           Organization; Authority.  Such Holder, if an entity, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership or other entity power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents to which it is a party (as defined below) and otherwise to carry out its obligations thereunder.

(m)           Certain Trading Activities.  Such Holder has not, prior to the date hereof, directly or indirectly engaged in any transactions in the securities of the Company in violation of applicable securities laws.  Such Holder covenants that neither it nor any Person acting on its behalf will engage in any transactions in the securities of the Company from the date hereof until the time that the transactions contemplated by this Agreement are publicly disclosed pursuant to Section 4(g).  Notwithstanding the foregoing, if such Holder is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Holder’s  assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Holder’s assets, the representations set forth above shall only apply with respect to the portion of the assets managed by the portfolio manager that made the investment decision to enter into the transactions contemplated by this Agreement.

3.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Holder that:

(a)           Organization and Qualification.  The Company and its “Subsidiaries” (which for purposes of this Agreement means any joint venture or any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted.  Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below).  The Company has no Subsidiaries except as set forth on Schedule 3(a).  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, except for Permitted Liens (as defined in the Notes), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  For purposes of this Agreement, “Lien” means, with respect to any property, any mortgage, pledge, hypothecation, assignment, security interest, tax lien, charge, or other lien, easement or encumbrance.

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(b)           Authorization; Enforcement; Validity.  Subject to the obtaining of all consents from third parties pursuant to Section 4(q), the Company has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party and to issue the Conversion Shares in accordance with the terms of the Notes.  The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the amendment and restatement of the Existing Notes, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes, and the granting of a security interest in the Collateral (as defined in the Security Documents) have been duly authorized by the Company’s board of directors and (other than (i) the filing of appropriate UCC financing statements with the appropriate states and other authorities pursuant to the Security Agreement, (ii) the filing of a Form D under Regulation D of the 1933 Act and (iii) the filing with the SEC of one or more Registration Statements and any other filings as may be required by any state securities agency in accordance with the requirements of the Registration Rights Agreement) no further filing, consent, or authorization is required by the Company, its board of directors or its stockholders.  This Agreement and the other Transaction Documents to which the Company and/or any Subsidiary is a party have been duly executed and delivered by the Company and/or such Subsidiary, as applicable, and constitute the legal, valid and binding obligations of the Company and/or such Subsidiary, as applicable, enforceable against the Company and/or such Subsidiary, as applicable, in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)           Issuance of Conversion Shares.  The Notes are free from all Liens.  As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals 175% of the maximum number of shares Common Stock initially issuable upon conversion of the Notes.  Upon conversion in accordance with the Notes, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, Liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.  The amendment and restatement of the Existing Notes, and the issuance of the Conversion Shares contemplated hereby are exempt from registration under the 1933 Act.

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(d)           No Conflicts.  Subject to the obtaining of all consents from third parties pursuant to Section 4(q), the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the amendment and restatement of the Existing Notes, the granting of a security interest in the Collateral and the reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined in Section 3(m)) of the Company or any of its Subsidiaries, any capital stock of the Company or Bylaws (as defined in Section 3(m)) of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Over-The-Counter Bulletin Board (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(e)           Consents.  Except as set forth on Schedule 3(e) or the SEC Documents filed at least three Business Days prior to the date of this Agreement, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence shall have been obtained or effected on or prior to the Closing Date or as may be otherwise permitted hereunder, and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registrations, applications or filings pursuant to the preceding sentence.  The Company is not in violation of the applicable listing requirements of the Principal Market and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.  The consummation of the transactions contemplated hereby shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

 (f)           Acknowledgment Regarding Transactions.  The Company acknowledges and agrees that each Holder is acting solely in the capacity of an arm’s length third party with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that such Holder is not (i) an officer or director of the Company, (ii) to the knowledge of the Company, an “affiliate” of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act).  The Company further acknowledges that no Holder is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Holder or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the transactions contemplated hereby.  The Company further represents to each Holder that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

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(g)           No General Solicitation.  Neither the Company, nor any of its Subsidiaries or Affiliates, nor, to the Company’s knowledge, any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the transactions contemplated hereby.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by a Holder or its investment advisor) relating to or arising out of the transactions contemplated hereby.  The Company shall pay, and hold each Holder harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim).  The Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

(h)           No Integration.  None of the Company, its Subsidiaries, any of their Affiliates, or any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause the transactions contemplated hereby to be integrated with prior offerings by the Company for purposes of the 1933 Act (the result of which would be to require registration of any of the Securities under the 1933 Act) or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.  None of the Company, its Subsidiaries, their Affiliates or any Person acting on its or their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the transactions contemplated hereby to be integrated with other offerings.

 (i)           Dilutive Effect.  The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.  The Company further acknowledges that, to the extent not prohibited by applicable law, the Holders may enter into hedging transactions with respect to the securities of the Company.

 (j)           Application of Takeover Protections; Rights Agreement.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to the Holders as a result of the transactions contemplated by this Agreement.  The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

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(k)           Absence of Certain Changes.  Except as disclosed in the SEC Documents filed at least three Business Days prior to the date of this Agreement, since the date of the Company’s most recent audited financial statements contained in a Form 10-KSB, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company.  Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Company, individually and on a consolidated basis, is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below).  For purposes of this Section 3(k), “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness (as defined in Section 3(n)), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

 (l)           No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form SB-2 or any other appropriate form filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

(m)           Equity Capitalization.  As of February 28, 2007, the authorized capital stock of the Company consists of (i) 300,000,000 shares of Common Stock, of which as of such date, 40,264,710 were issued and outstanding, up to 8,000,000 shares were reserved for issuance pursuant to the Company’s stock option and purchase plans and 223,300,000 shares were reserved for issuance pursuant to securities (including the Notes) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, of which as of such date, 1,000,000 shares of Series A Preferred Stock were issued and outstanding, 500,000 shares of Series C Preferred Stock were issued and outstanding, and 900 shares of Series D Preferred Stock were issued and outstanding.  All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable.  Except as disclosed on Schedule 3(m) or as set forth in the SEC Documents filed at least three Business Days prior to the date hereof, (i) none of the Company’s capital stock is subject to any Liens suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit or loan agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined below) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to purchase, repurchase, retire or redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the transactions contemplated hereby; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in such SEC Documents but not so disclosed in such SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.  The Company has furnished to each Holder true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”) not available on the EDGAR system if such Certificate of Incorporation and Bylaws have been requested in writing by such Holder.  The terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto are disclosed in the SEC Documents that have been filed at least three Business Days prior to the date of this Agreement.

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(n)           Indebtedness and Other Contracts.  Except as disclosed on Schedule 3(n), the SEC Documents filed at least three Business Days prior to the date of this Agreement, or any of the other Schedules attached hereto, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under (and no event or circumstance has occurred or is existing that, with the giving of notice or passage of time, or both, would constitute any such violation of or default under) any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.  For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services including (without limitation) capital leases in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced and incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred in connection with a financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

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(o)           Ranking of Notes.  Except as set forth on Schedule 3(o) and the SEC Documents filed at least three Business Days prior to the date of this Agreement, no Indebtedness of the Company or its Subsidiaries is senior to or ranks pari passu with the Notes in right of payment, whether in respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

(p)           Form SB-2 Eligibility.  Except as set forth on Schedule 3(p), the Company is eligible to register the Conversion Shares and the shares for which the Warrants are exercisable for resale by the Holders using Form SB-2 promulgated under the 1933 Act or any other appropriate form filed with the SEC relating to an issuance and sale by the Company of its Common Stock.

(q)           Manipulation of Price.  The Company and its Subsidiaries have not, and to the Company’s knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate any transaction with respect to the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting any transaction involving the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

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 (r)           Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided any Holder or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information other than the existence of the transactions contemplated by this Agreement or the other Transaction Documents.  The Company understands and confirms that each Holder will rely on the foregoing representations in effecting transactions in the Securities.  To the best knowledge of the Company, all disclosure provided to each Holder regarding the Company, its business and the transactions contemplated by this Agreement and the other Transaction Documents, including the Schedules and Exhibits hereto and thereto, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made, not misleading.  Each press release issued by the Company or its Subsidiaries during the twelve (12) months preceding the date of this Agreement, which was not subsequently corrected, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, assets, liabilities, properties, prospects, operations or financial condition (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(s)           SEC Documents; Financial Statements.  Except as disclosed in the SEC Documents or on Schedule 3(s), during the two (2) years prior to the date hereof, the Company has filed all SEC Documents required to be filed by it with the SEC.  The Company has delivered to each Holder or its representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system if such SEC Documents have been requested in writing by such Holder.  As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and except as subsequently amended, none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective filing dates, except as subsequently amended in a filing with the SEC, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to any Holder in connection with the transactions contemplated hereby which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this  Agreement or in any disclosure schedules, contains any untrue  statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

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 (t)           Conduct of Business; Regulatory Permits.  Neither the Company nor any of its Subsidiaries is in material violation of any term of or in default under its Certificate of Incorporation or Bylaws or their organizational charter or certificate of incorporation or bylaws, respectively.  Neither the Company nor any of its Subsidiaries is in material violation of any judgment, decree or order or any law, statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries is, or will conduct its business, in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect.  Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future.  During the two (2) years prior to the date hereof, except as disclosed in the SEC Documents filed at least three Business Days prior to the date of this Agreement, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market.  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(u)           Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the SEC Documents filed at least 10 days prior to the date hereofand is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

4.           COVENANTS.

(a)           Best Efforts.  Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b)           Reporting Status.  Until the date on which the Holders shall have sold all the Conversion Shares and none of the Notes is outstanding (the “Reporting Period”), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

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(c)           Financial Information.  The Company agrees to send the following to each Holder during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K or 10-KSB, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(d)           Listing.  Pursuant to the Registration Rights Agreement, the Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents.  The Company shall maintain the Common Stock’s authorization for quotation on the Principal Market.  Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market.  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(d).

(e)           Fees.  Except as otherwise set forth herein or in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the transactions contemplated by this Agreement.

(f)           Pledge of Securities.  The Company acknowledges and agrees that the Securities subject to the provisions of Rule 144 may be pledged by any Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and such Holder shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that such Holder and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee.  The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by such Holder.
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(g)           Disclosure of Transactions and Other Material Information.  On or before 8:30 a.m., New York Time, on the first Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement) as exhibits to such filing (collectively, the “8-K Filing”).  From and after the filing of the 8-K Filing with the SEC, the Company shall have disclosed any material, nonpublic information delivered to the Holders by the Company, any of its Subsidiaries or any of their respective officers, directors, employees, stockholders, representatives or agents.  The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express prior written consent of such Holder.  In the event of a breach of the foregoing covenant by the Company, its Subsidiaries, or any of its respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, such Holder shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of their respective officers, directors, employees or agents.  No Holder shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.  Subject to the foregoing, none of the Company, its Subsidiaries or any Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Holders, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and substantially contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holders shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).
(h)           Restriction on Redemption and Cash Dividends.  Except as set forth on Schedule 4(h) and except as disclosed in the SEC Documents filed at least three Business Days prior to the date of this Agreement, so long as any Notes are outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on the Common Stock or preferred stock without the prior express written consent of the Required Holders (as defined in the Notes).

 (i)           Additional Securities; Dilutive Issuances.  Except as may be permitted with respect to the purchase of any current Subsidiaries or any proposed acquisition of a new Subsidiary and except as disclosed in the SEC Documents filed at least three Business Days prior to the date of this Agreement, ), or the issuance of any shares of the Common Stock to consultants for services rendered to the Company or any Subsidiary, or the issuance of any shares of the Common Stock in settlement of debts of the Company or any Subsidiary, or the issuance of any shares of the Common Stock pursuant to any Stock Option Plan adopted by the Company or any Subsidiary, or shares of the Common Stock issued pursuant to any S-8 Registration Statement filed by the Company with the SEC, or as otherwise consented to by the Required Holders, so long as any Holder beneficially owns any Notes, the Company will not issue any debt or equity securities that would cause a breach or default under the Notes.  For long as any Notes remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Notes) with respect to the Common Stock into which any Notes are convertible.  Except as may be permitted with respect to the purchase of any of its Subsidiaries and as disclosed in the SEC Documents, or so long as any Notes remain outstanding, the Company shall not, in any manner, enter into or effect any Dilutive Issuance (as defined in the Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any Notes any shares of Common Stock in excess of that number of shares of Common Stock which the Company has authorized and reserved for purposes of such conversions or exercises or which the Company may issue upon conversion of the Notes without breaching the Company’s obligations under the rules or regulations of the Principal Market or any market or exchange on which the Common Stock is then listed or quoted.  Notwithstanding the foregoing, the Holders consent to Permitted Indebtedness (as defined in the Notes).

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 (j)           Corporate Existence.  So long as the Holders beneficially own any Securities, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes.

(k)           Reservation of Shares.  So long as the Holders own any Securities, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 175% of the number of shares of Common Stock issuable upon conversion in full of the Notes then outstanding (without taking into account any limitations on the conversion of the Notes set forth in the Notes).

 (l)           Conduct of Business.  Neither the Company nor its Subsidiaries will conduct its business in violation of any term of or in default under its Certificate or Articles of Incorporation or Bylaws.  The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any government, or any department or agency thereof or governmental entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

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(m)           Additional Issuances of Securities.

(i)           For purposes of this Section 4(m), the following definitions shall apply.

(1)           “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

(2)           “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(3)           “Common Stock Equivalents” means, collectively, Options and Convertible Securities.

(ii)           Except as may be required in connection with the Company’s acquisition of any current Subsidiaries or any proposed acquisition of a new Subsidiary, or other obligations as disclosed in the SEC Documents filed at least ten days prior to the date hereof, from the date hereof until the date (the “Trigger Date”) that is 30 Trading Days (as defined in the Notes) following the Effective Date (as defined in the Registration Rights Agreement), or the issuance of any shares of the Common Stock to consultants for services rendered to the Company or any Subsidiary, or the issuance of any shares of the Common Stock in settlement of debts of the Company or any Subsidiary, or the issuance of any shares of the Common Stock pursuant to any Stock Option Plan adopted by the Company or any Subsidiary, or shares of the Common Stock issued pursuant to any S-8 Registration Statement filed by the Company with the SEC, or as otherwise consented to by the Required Holders, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”).

(iii)           Except as may be required in connection with the Company’s acquisition of any of its Subsidiaries, or other obligations as disclosed in the SEC Documents filed at least ten days prior to the date hereof, from the Trigger Date until the date on which none of the Notes is outstanding, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(m)(iii), as follows: (1) The Company shall deliver to the Holders (each, an “Offeree”) a written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with the Offerees all of the Offered Securities, allocated among the Offerees (a) based on the Offerees’ pro rata portion of the aggregate original principal amount of the Notes (the “Basic Amount”), and (b) with respect to each Offeree that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Offerees as such Offeree shall indicate it will purchase or acquire should the other Offerees subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

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(2)           To accept an Offer, in whole or in part, an Offeree must deliver a written notice to the Company prior to the end of the tenth (10th ) Business Day after such Offeree’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Offeree’s Basic Amount that such Offeree elects to purchase and, if such Offeree shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Offeree elects to purchase (in either case, the “Notice of Acceptance”).  If the Basic Amounts subscribed for by all Offerees are less than the total of all of the Basic Amounts, then each Offeree who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Offeree who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Offeree bears to the total Basic Amounts of all Offerees that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary.

(3)           Following the expiration of the Offer Period, the Company shall as promptly as reasonably practicable offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Offerees (the “Refused Securities”), but only to the Offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice.

(4)           In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(m)(iii)(3) above), then each Offeree may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Offeree elected to purchase pursuant to Section 4(m)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to the Offerees pursuant to Section 4(m)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities.  In the event that any Offeree so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to Offerees in accordance with Section 4(m)(iii)(1) above.

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(5)           Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Offerees shall acquire from the Company, and the Company shall issue to the Offerees, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(m)(iii)(3) above if the Offerees have so elected, upon the terms and conditions specified in the Offer.  The purchase by the Offerees of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Offerees of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Offerees and their respective counsel and to the Company and its counsel.

(6)           Any Offered Securities not acquired by the Offerees or other persons in accordance with Section 4(m)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the Offerees under the procedures specified in this Agreement.

(iv)           The restrictions contained in subsections (ii) and (iii) of this Section 4(m) shall not apply in connection with the issuance of any Excluded Securities (as defined in the Notes).

(n)           Transactions With Affiliates.  Except as may be required in connection with the Company’s future acquisition of any of its Subsidiaries, or other obligations as disclosed in the SEC Documents filed at least ten days prior to the date hereof, so long as any Notes are outstanding, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any Subsidiary’s officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a “Related Party”), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (c) any agreement transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company, for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement.  “Affiliate” for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity.  “Control” or “controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

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(o)           Removal of Legend.  In addition to each Holder’s other available remedies, the Company shall pay to such Holder, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Conversion Shares (based on the closing price of the Common Stock on the date such Conversion Shares are submitted to the Company’s transfer agent), $5 per Business Day (increasing to $10 per Business Day five Business Days after such damages have begun to accrue) for each Business Day after the third Business Day following delivery by such Holder to the Company or the Company’s transfer agent of a certificate representing Conversion Shares issued with a restrictive legend, until such certificate is delivered to such Holder with such legend removed. Nothing herein shall limit such Holder’s right to pursue actual damages for the failure of the Company and its transfer agent to deliver certificates representing any securities as required hereby, and such Holder shall have the right to pursue all remedies available to it at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief.

(p)           Collateral Agent.

(i)           Each Holder hereby (a) appoints Imperium Advisers, as the collateral agent hereunder and under the other Security Documents (in such capacity, the “Collateral Agent”), and (b) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on such Holder’s behalf in accordance with the terms hereof and thereof.  The Collateral Agent shall not have, by reason hereof or any of the other Security Documents, a fiduciary relationship in respect of any Holder.  Neither the Collateral Agent nor any of its officers, directors, employees and agents shall have any liability to any Holder for any action taken or omitted to be taken in connection hereof or any other Security Document except to the extent caused by its own gross negligence or willful misconduct, and each Holder agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the “Collateral Agent Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Collateral Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Agent Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security Documents except to the extent caused by its own gross negligence or willful misconduct.

(ii)           The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

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(iii)           The Collateral Agent (i) may resign from the performance of all its functions and duties hereunder and under the Notes and the Security Documents at any time by giving at least ten (10) Business Days prior written notice to the Company and each holder of the Notes and (ii) if the Collateral Agent is Imperium Advisers, the Collateral Agent shall immediately resign if neither Imperium Master Fund, Ltd. nor any of its other affiliates holds any of the Notes.  Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment as provided below.  Upon any such notice of resignation, the holders of a majority of the outstanding principal under the Notes shall appoint a successor Collateral Agent.  Upon the acceptance of the appointment as Collateral Agent, such successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement, the Notes and the other Security Documents.  After any Collateral Agent’s resignation hereunder, the provisions of this Section 4(p) shall inure to its benefit.  If a successor Collateral Agent shall not have been so appointed within said ten (10) Business Day period, the retiring Collateral Agent shall then appoint a successor Collateral Agent who shall serve until such time, if any, as the holders of a majority of the outstanding principal under the Notes appoint a successor Collateral Agent as provided above.

(q)           Security Documents.  The parties hereto acknowledge and agree that (i) each Subsidiary of the Company listed on Schedule 4(q) has not executed and delivered the Security Documents because such Subsidiary must first obtain the consent of its secured lender before it is permitted to execute, deliver and perform the Security Documents, (ii) it is the intent of the parties hereto that such Subsidiary use its reasonable best efforts to obtain such consent and become party to the Security Documents as promptly as practicable after the date hereof, and (iii) each future Subsidiary of the Company becomes party to the Security Documents contemporaneously with its acquisition or creation.  In furtherance of the foregoing, the Company shall use its reasonable best efforts to obtain, and cause each Subsidiary listed on Schedule 4(q) or hereafter created or acquired to obtain, all necessary consents necessary to permit each such Subsidiary to execute, deliver and perform the Security Documents as promptly as practicable, and to execute and deliver to the Collateral Agent an Assumption Agreement in the form attached to the Security Agreement and the Subsidiary Guarantee.  It shall be a breach of this Section 4(q) if any Subsidiary listed on Schedule 4(q) or any Subsidiary of the Company that is hereafter created or acquired fails to (x) obtain the consent necessary for such Subsidiary to execute, deliver and perform to the Security Documents or (y) deliver to the Collateral Agent the executed Assumption Agreements for the Security Documents; in each such case, within thirty (30) days from the date hereof in the case of any Subsidiary listed on Schedule 4(q) or two Business Days from the date any future Subsidiary is acquired or created.

5.           REGISTER.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the principal amount of the Notes held by such Person, the number of Conversion Shares issuable upon conversion of the Notes held by such Person.  The Company shall keep the register open and available at all times during business hours for inspection by the Holders or their legal representatives.

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6.           CONDITIONS TO THE COMPANY’S OBLIGATIONS.

The obligations of the Company hereunder are subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Holders with prior written notice thereof:

(i)           Each Holder shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii)           The representations and warranties of each Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Holder at or prior to the Closing Date.

7.           CONDITIONS TO THE HOLDERS’ OBLIGATIONS.

Subject to all of the terms of this Agreement, the obligations of each Holder hereunder are subject to the satisfaction, at or before the Closing Date or as otherwise may be provided herein, of each of the following conditions, provided that these conditions are for such Holder’s sole benefit and may be waived by such Holder at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)           The Company shall have executed and delivered (or, in the case of any Transaction Document to which a Subsidiary is a party, caused such Subsidiary to execute and deliver) to such Holder each of the Transaction Documents to which it or any Subsidiary is a party, including, without limitation, the Note for such Holder.

(ii)           The Company shall have delivered to such Holder a certificate, executed by an Executive Officer or Secretary of the Company and dated as of the Closing Date, as to the resolutions consistent with Section 3(b) as adopted by the Company’s Board of Directors.

(iii)           The representations and warranties of the Company shall be true and correct in all material respects (other than representations and warranties that are already qualified by materiality or Material Adverse Effect which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

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(iv)           The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(v)           The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the consummation of the transactions contemplated hereby.

(vi)           The Company shall have delivered to such Holder an opinion of outside counsel to the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to such Holder.

(vii)           Imperium Advisers shall have been appointed the collateral agent under the Security Agreement, dated as of August 30, 2006, securing the Company’s obligations under the Existing Notes, the Securities Purchase Agreement, and the other transaction documents contemplated thereby.

(viii)                      The Company shall have delivered to such Holder such other documents relating to the transactions contemplated by this Agreement as such Holder or its counsel may reasonably request.

8.           TERMINATION.  In the event that the Closing shall not have occurred on or before five (5) Business Days from the date hereof due to the Company’s or a Holder’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure in its sole and absolute discretion to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party without liability to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Holders for the expenses described in Section 4(e) above.

9.           MISCELLANEOUS.

(a)           Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.   EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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(b)           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)           Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)           Entire Agreement; Amendments.  This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Holder, the Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Holder makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.  No such amendment shall be effective to the extent that it applies to less than all of the Notes or Registrable Securities then outstanding.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents.  The Company has not, directly or indirectly, made any agreements with any Holder relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

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(f)           Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:
Charys Holding Company, Inc.
1117 Perimeter Center West, Suite N415
Atlanta, GA 30338
Attention: Billy V. Ray, Jr.
Telephone: 678-443-2300
Facsimile: 678-443-2320

Copy to (for informational purposes only):

Glast, Phillips & Murray, P.C.
815 Walker Street, Suite 1250
Houston, Texas 77002
Attention: Norman T. Reynolds, Esq.
Telephone: 713-237-3135
Facsimile: 713-237-3202

If to the Transfer Agent:

Fidelity Transfer Company
1800 S. West Temple, Suite 301
Salt Lake City, Utah 84115
Attention: Heidi Sadowski
Telephone: 801-484-7222
Facsimile: 801-466-4122

If to the Holder, to its address and facsimile number set forth on the Schedule of Holders, with copies to the Holder’s representatives as set forth on the Schedule of Holders,

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

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(g)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any subsequent purchasers of the Notes.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holders (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes).  Subject to United States federal and state securities laws, any Holder may assign some or all of its rights hereunder without the consent of the Company or the other Holders, in which event such assignee shall be deemed to be such Holder hereunder with respect to such assigned rights; provided that such assignee agrees in writing to be bound by all of the provisions contained herein.

(h)           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, except as set forth in Section 9(k) below, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)           Survival.  Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Holders contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing.

(j)           Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)           Indemnification.  In consideration of each Holder’s execution and delivery of the Transaction Documents and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless such Holder and each other holder of the Securities and all of their stockholders, partners, members, managers, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any disclosure made by the Holders pursuant to Section 4(g), or (iii) the status of the Holders or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

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(l)           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)           Remedies.  The Holders and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Holders.  The Company therefore agrees that the Holders shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)           Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever a Holder exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Holder may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)           Payment Set Aside.  To the extent that the Company makes a payment or payments to a Holder hereunder or pursuant to any of the other Transaction Documents or such Holder enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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(p)           Independent Nature of Holder’s Obligations and Rights.  The obligations of each Holder under any Transaction Document are several and not joint with the obligations of any other Holder or other Person, and such Holder shall not be responsible in any way for the performance of the obligations of any other Person under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by a Holder pursuant hereto or thereto, shall be deemed to constitute such Holder and any other Holder or other Person as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that such Holder and any other Person are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that to its knowledge no Holder is acting in concert or as a group with any other Person, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Holder confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Person to be joined as an additional party in any proceeding for such purpose.

(q)           Controlling Agreement.  In the event of any conflict between the provisions of this Agreement and any of the other Transaction Documents, the terms of this Agreement shall control.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

CHARYS HOLDING COMPANY, INC.

By
Billy V. Ray, Jr.
Chief Executive Officer

HOLDER:

IMPERIUM MASTER FUND, LTD.

By:
Maurice Hryshko
General Counsel

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

CHARYS HOLDING COMPANY, INC.

By
Billy V. Ray, Jr.
Chief Executive Officer

HOLDER:

JED FAMILY TRUST

By:
Name:
Title:

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

CHARYS HOLDING COMPANY, INC.

By
Billy V. Ray, Jr.
Chief Executive Officer

HOLDER:

JOHN MICHAELSON

SCHEDULE OF HOLDERS

(1)	(2)	(3)	(4)
Holder	Address and Facsimile Number	Aggregate Note Principal	Legal Representative’s Address and Facsimile Number

Imperium Master Fund, Ltd.	c/o Imperium Advisers, LLC 153 East 53rd Street New York, NY 10022 Tel: (212) 433-1360 Fax (212) 433-1361	$3,666,568.35	Mazzeo Song LLP 708 Third Avenue NY, NY 10017 Attn: David S. Song Tel: 212-599-0700 Fax: 212-599-8400

JED Family Trust	c/o Imperium Advisers, LLC 153 East 53rd Street New York, NY 10022 Tel: (212) 433-1360 Fax (212) 433-1361	$526,315.79

John Michaelson	c/o Imperium Advisers, LLC 153 East 53rd Street New York, NY 10022 Tel: (212) 433-1360 Fax (212) 433-1361	$526,315.79

	TOTAL	$4,719,199.93

EXHIBITS

Exhibit A	Form of Amended and Restated Note
Exhibit B	Form of Amended and Restated Registration Rights Agreement
Exhibit C	Form of Subsidiary Guarantee
Exhibit D	Form of Amended and Restated Security Agreement

SCHEDULES TO THE AMENDMENT AGREEMENT

Schedule 3(a)	Subsidiaries
Schedule 3(e)	Consents
Schedule 3(m)	Exceptions to Equity Capital
Schedule 3(n)	Indebtedness and Other Contracts
Schedule 3(o)	Ranking of the Note
Schedule 3(p)	Exceptions to SB-2 Eligibility
Schedule 3(s)	Exceptions to SEC Filing Requirements
Schedule 4(h)	Exceptions to Restrictions on Redemptions and Cash Dividends
Schedule 4(q)	Subsidiaries Not Party to Security Documents

Exhibit A
Form of Amended and Restated Note

Revised Execution Copy

AMENDED AND RESTATED SENIOR SECURED CONVERTIBLE NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.  ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iii) AND 18(a) HEREOF.  THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

CHARYS HOLDING COMPANY, INC.

AMENDED AND RESTATED SENIOR SECURED CONVERTIBLE NOTE

Amendment Date:  April 5, 2007

Principal Amount:  U.S. $3,666,568.35

FOR VALUE RECEIVED, Charys Holding Company, Inc., a Delaware corporation (the “Company”), hereby promises to pay to IMPERIUM MASTER FUND, LTD. or its registered assigns (“Holder”) the amount set out above as the Principal Amount (as may be reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at a rate per annum equal to the Interest Rate (as defined below), from the date set out above as the Amendment Date (the “Amendment Date”) until the same becomes due and payable, whether upon an Interest Date (as defined below), or the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof).  This Amended and Restated Senior Secured Convertible Note (including all Senior Secured Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of unpaid Senior Secured Convertible Notes (the “Existing Notes”) issued pursuant to the Securities Purchase Agreement, dated as of August 30, 2006 (the “Securities Purchase Agreement”), which Existing Notes are being amended and restated pursuant to the Amendment Agreement, dated as of the date hereof (the “Amendment Agreement”), between the Company and the holders named therein (this Note and the other amended and restated Existing Notes being collectively referred to herein as the “Notes”).  This Note may not be redeemed or prepaid by the Company except as expressly contemplated by and in accordance with the terms and conditions of this Note. Certain capitalized terms used herein are defined in Section 28.

1.           PAYMENTS OF PRINCIPAL; MATURITY.    The “Maturity Date” shall be April 5, 2009, as may be extended at the option of the Holder in its sole and absolute discretion (i) in the event that, and for so long as, an Event of Default (as defined in Section 4(a)) shall have occurred and be continuing or any event shall have occurred and be continuing which with the passage of time and the failure to cure would result in an Event of Default, and (ii) through the date that is ten (10) days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5(b)) is delivered prior to the Maturity Date.  All outstanding Principal and accrued and unpaid Interest (at the applicable Company Redemption Price (as defined below)) and other unpaid amounts, if any, accrued hereon shall be paid to the Holder in full on the Maturity Date in cash by wire transfer of immediately available funds.

2.           INTEREST; INTEREST RATE.

(a)           Interest on this Note shall commence accruing on the Amendment Date and shall be computed on the basis of a 360-day year and actual days elapsed and shall be payable in arrears on the first day of each Calendar Month during the period beginning on the Amendment Date and ending on the Maturity Date (each, a “Scheduled Interest Date”) with the first Scheduled Interest Date being May 1, 2007.  Interest shall be payable on (i) each Scheduled Interest Date, (ii) on the Maturity Date and (iii) on any date on which the entire Principal of this Note is paid in full (whether through conversion or otherwise) (each of (i), (ii) and (iii) being referred to herein as an “Interest Date”) to the record holder of this Note on the applicable Interest Date, in cash.

(b)           From and after the occurrence of an Event of Default, the Interest Rate shall be increased to fifteen percent (15%) per annum.  In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.

3.           CONVERSION OF NOTES.  This Note shall be convertible into shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), on the terms and conditions set forth in this Section 3.

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(a)           Conversion Right.  Subject to the provisions of Section 3(d), at any time or times on or after the Amendment Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below).  The Company shall not issue any fraction of a share of Common Stock upon any conversion.  If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.  The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b)           Conversion Rate.  The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price then in effect (the “Conversion Rate”).

(i)           “Conversion Amount” means the portion of the Note to be converted, redeemed or otherwise with respect to which this determination is being made.

(ii)           “Conversion Price” means, as of the Amendment Date, $2.25. The Conversion Price shall be subject to further adjustment from time to time in accordance with the terms set forth herein (including Section 7 hereof). The Conversion Price shall also be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction that proportionately decreases or increases the Common Stock.

(c)           Mechanics of Conversion.

(i)           Optional Conversion.  To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 3(c)(iii) hereof, surrender this Note to the Company by sending this Note to the Company using a nationally recognized overnight delivery service (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the next Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Transfer Agent.  On or before the second (2nd) Business Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Company shall, (X) provided that the Transfer Agent is participating in the Fast Automated Securities Transfer Program of DTC, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled.  If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and this Note is not being converted in full, then the Company shall as soon as practicable and in no event later than three Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 18(d)) representing the outstanding amount of this Note not converted.  The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

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(ii)           Company’s Failure to Timely Convert.  If within three (3) Business Days after the Company’s receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such Holder’s conversion of any Conversion Amount (a “Conversion Failure”), and if on or after such Business Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s sole discretion, either (i) pay cash to the Holder by wire transfer of immediately available funds in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder by wire transfer of immediately available funds in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the Conversion Date.

(iii)           Registration; Book-Entry.  The Company shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of the Notes and the principal amount of the Notes held by such holders (the “Registered Notes”).  The entries in the Register shall be conclusive and binding for all purposes absent manifest error.  The Company and the holders of the Notes shall treat the Person whose name is recorded in the Register as the owner of this Note as the owner of this Note for all purposes, including, without limitation, the right to receive payments of Principal and Interest hereunder, notwithstanding notice to the contrary.  A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register.  Upon its receipt of a request to assign or sell all or part of any Registered Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 17.  Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Note.  The Holder and the Company shall maintain records showing the amount of this Note converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

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(iv)           Pro Rata Conversion; Disputes.  In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company is unable (due to having an insufficient number of shares of Common Stock authorized for issuance) to convert all of the aggregate amount of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata portion of such holder’s Note submitted for conversion based on the Conversion Amount of the Notes submitted for conversion on such date by such holder relative to the aggregate principal Conversion Amount of all Notes submitted for conversion on such date, and shall convert the balance of such Conversion Amount immediately upon the authorization of a sufficient number of shares of Common Stock to do so.  In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 23.

(d)           Limitations on Conversions.  The Company shall not effect any conversion of this Note, and the Holder of this Note (including any successor, transferee or assignee) shall not have the right to convert any portion of this Note pursuant to Section 3(a), to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other convertible notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 3(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.  For purposes of this Section 3(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-KSB, Form 10-K, Form 10-QSB, Form 10-Q or Form 8-K, as the case may be (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  For any reason at any time, during regular business hours of the Company and upon the written request of the Holder, the Company shall within two (2) Business Days confirm in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note by the Holder, since the date as of which such number of outstanding shares of Common Stock was reported.  By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Notes and (iii) and in no case shall the Maximum Percentage exceed 9.999%.

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4.           RIGHTS UPON EVENT OF DEFAULT.

(a)           Event of Default.  Each of the following events shall constitute an “Event of Default”:

(i)           the failure to file the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement on or prior to the Filing Deadline (as defined in the Registration Rights Agreement) or the failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be declared effective by the SEC on or prior to the date that is thirty (30) days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement), or, while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Notes for sale of all of such holder’s Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive days or for more than an aggregate of thirty (30) days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

(ii)           the suspension from trading or failure of the Common Stock to be listed on the Principal Market or on an Eligible Market for a period of five (5) consecutive Business Days or for more than an aggregate of ten (10) Business Days in any 365-day period;

(iii)           the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date or (B) written notice to any holder of the Notes, including by way of public announcement or through any of its authorized agents, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes;

(iv)           at any time following the tenth consecutive Business Day that the Holder’s Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of four hundred percent (400%) of the full Conversion Amount of this Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise);

(v)           the Company’s failure to pay to the Holder any amount of Principal (including, without limitation, on any redemption), Interest, Late Charges or other amounts when and as due under this Note or any other Transaction Document (as defined in the Amendment Agreement), including any Company Redemption Price or Redemption Premium in connection with any redemption of this Note, or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Company is a party, except, in the case of a failure to pay Interest and Late Charges when and as due, in which case only if such failure continues for a period of at least five (5) Business Days;

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(vi)           any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Amendment Agreement);

(vii)           the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

(viii)                                           a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;

(ix)           a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $250,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

(x)           the Company breaches any representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days;

(xi)           any breach or failure in any respect to comply with (x) Section 15 of this Note or (y) any of the Potential Partner Conditions;

(xii)           any Event of Default (as defined in the other Notes) occurs with respect to any other Note;

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(xiii)                      to the knowledge of the Company, the SEC commencing either a formal or informal investigation of the Company and/or its Subsidiaries, which has not been concluded in the Company’s favor within 120 days of such commencement;

(xiv)                      the inability of the Common Stock to be transferred at DTC through the Deposit Withdrawal at Custodian system;

(xv)           the Security Agreement (as defined in the Amendment Agreement) shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms thereof, first priority lien (subject to any applicable Permitted Liens) in favor of the Collateral Agent (as defined in the Amendment Agreement) for the benefit of the holders of the Notes (including without limitation this Note) on any Collateral (as defined in the Security Agreement) purported to be covered thereby;

(xvi)                      any optional redemption request made by any holder of the Company’s Series D Preferred Stock pursuant to the Certificate of Designation thereof, including, without limitation, Section 4 of such Certificate of Designation, or any event of default by the Company under or any breach of, any of the transaction documents with the holders of the Company’s Series D Preferred Stock; or

(xvii)                      any amendment to the letter agreement with the holders of the Company’s Series D Preferred Stock dated as of November 8, 2006, an executed copy of which has been delivered to the Holder.

(b)           Redemption Right.  Upon the occurrence of an Event of Default with respect to this Note, the Company shall within two (2) Business Days after the day on which the Company is aware of the Event of Default deliver written notice thereof via facsimile and overnight courier (an “Event of Default Notice”) to the Holder.  At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to have redeemed.  Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed and (y) the Redemption Premium and (ii) the product of (A) the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice and (B) the Closing Sale Price of the Common Stock on the date immediately preceding such Event of Default (the “Event of Default Redemption Price”).  Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12.  To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments.  The parties hereto agree that in the event of the Company’s redemption of any portion of this Note under this Section 4(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder.  Accordingly, any Redemption Premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

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5.           RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

(a)           Assumption.  The Company shall not enter into or be party to a Fundamental Transaction unless (i)  the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder, having similar conversion rights as the Notes and having similar ranking to the Notes, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein.  Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the conversion of the Notes prior to such Fundamental Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity, as adjusted in accordance with the provisions of this Note.  The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.

(b)           Change of Control Redemption Right.  No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Change of Control Notice”).  At any time during the period beginning after the Holder’s receipt of a Change of Control Notice and ending ten (10) Trading Days after the consummation of such Change of Control, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to be redeemed. The portion of this Note subject to redemption pursuant to this Section 5 shall be redeemed by the Company in cash at a price equal to the greater of (i) the product of the Change of Control Premium and the product of (x) the sum of the Conversion Amount being redeemed and any accrued and unpaid Interest with respect to such Conversion Amount and accrued and unpaid Late Charges with respect to such Conversion Amount and Interest and (y) the quotient determined by dividing (A) the Closing Sale Price of the Common Stock immediately following the public announcement of such proposed Change of Control by (B) the Conversion Price and (ii) 150% of the sum of the Conversion Amount being redeemed and any accrued and unpaid Interest with respect to such Conversion Amount subject to such Change of Control Redemption and accrued and unpaid Late Charges with respect to such Conversion Amount and Interest (the “Change of Control Redemption Price”).  Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 15 and shall have priority over payments to shareholders in connection with a Change of Control.  To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of this Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, until the Change of Control Redemption Price (together with any Interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(b) may be converted, in whole or in part, by the Holder into shares of Common Stock, or in the event the Conversion Date is after the consummation of the Change of Control, shares of publicly traded common stock (or their equivalent) of the Successor Entity pursuant to Section 3.  The parties hereto agree that in the event of the Company’s redemption of any portion of this Note under this Section 5(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future Interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder.  Accordingly, any redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

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6.           RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

(a)           Purchase Rights.  If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b)           Other Corporate Events.  In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon conversion of this Note, at the Holder’s option, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate.  Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders.  The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

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7.           RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

(a)           Adjustment of Conversion Price upon Issuance of Common Stock.  If at any time after the Closing Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock issued or sold or deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share (the “New Issuance Price”) less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing, a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to the New Issuance Price.  For purposes of determining the adjusted Conversion Price under this Section 7(a), the following shall be applicable:

(i)           Issuance of Options.  If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then all of such shares of Common Stock underlying such Option shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share.  For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option.  No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.

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(ii)           Issuance of Convertible Securities.  If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then all share of Common Stock issuable upon conversion of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share.  For the purposes of this Section 7(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security.  No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii)           Change in Option Price or Rate of Conversion.  If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion,  exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.  For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Closing Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change.  No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv)           Calculation of Consideration Received.  In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company.  If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor.  If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such publicly traded securities on the date of receipt.  If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.  The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders.  If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders.  The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

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(v)           Record Date.  If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b)           Adjustment of Conversion Price upon Subdivision or Combination of Common Stock.  If the Company at any time on or after the Closing Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced.  If the Company at any time on or after the Closing Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(c)           Other Events.  If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

8.           COMPANY RIGHT OF REDEMPTION.

(a)           General. From and after the Amendment Date, for as long as no Event of Default has occurred and is continuing, the Company at its option shall have the right to redeem, with three (3) Business Days advance written notice (the “Company Redemption Notice”), a portion or all of the outstanding Principal of this Note.  The Holder may convert this Note after the Company Redemption Notice is received up until such time as the Company Redemption Price is received by the Holder.  The redemption price shall be one hundred twenty percent (120%) of the sum of (x) the face amount redeemed plus (y) accrued Interest until the expiration of nine (9) months following the Amendment Date and one hundred forty percent (140%) of the sum of (i) the face amount redeemed thereafter plus (ii) accrued Interest (the “CompanyRedemption Price”).  The Company shall pay the Company Redemption Price on all payments made pursuant to this Note (except to the extent a higher redemption price is due in connection with an Event of Default or Change of Control, in which case such higher redemption price shall be paid by the Company), including payments made before, on, or after the Maturity Date.  It shall be an Event of Default if the Company does not timely redeem the portion of this Note elected to be redeemed pursuant to a Company Redemption Notice and, thereafter, the Holder shall be able to exercise all of its rights and remedies hereunder upon an Event of Default, including the right to accelerate this Note and cause this Note to be redeemed in full pursuant to Section 4(b) hereof.  For all payments under this Note, the payment of the Company Redemption Price by the Company shall be in addition to any accrued Interest due.

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(b)           Mechanics of Company Redemption.  If the Company elects to redeem the Note in accordance with Section 8(a), then the Company Redemption Price, if any, which is to be paid to the Holder, shall be paid, by wire transfer of immediately available funds, an amount in cash equal to 100% of the Company Redemption Price.  If the Company fails to redeem the Company Redemption Price on or before the applicable date specified in Section 12 below, then at the option of the Holder designated in writing to the Company (any such designation, “Conversion Notice” for purposes of this Note), the Holder may require the Company to convert all or any part of the Company Redemption Price at the Conversion Price.  Conversions required by this Section 8(b) shall be made in accordance with the provisions of Section 3(c).  Notwithstanding anything to the contrary in this Section 8(b), but subject to Section 3(d), until the Company Redemption Price (together with any Interest thereon) is paid in full, the Company Redemption Price (together with any Interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3.

(c)           Pro Rata Redemption Requirement.  If the Company elects to redeem any Conversion Amount of this Note pursuant to Section 8(a), then it must simultaneously take the same action in the same proportion with respect to the other Notes.

(d)           Upon the occurrence of a Financing Transaction, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Financing Transaction Redemption Notice”) to the Company, which Financing Transaction Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem.  Each portion of this Note subject to redemption by the Company pursuant to this Section 8(d) shall be redeemed by the Company at a price equal to the then-applicable Company Redemption Price. Redemptions required by this Section 8(d) shall be made in accordance with the provisions of Section 12.

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(e)           Upon the expiration of nine (9) months following the Amendment Date, the Holder may require the Company to redeem all or, from time to time, any portion of this Note by delivering written notice thereof (the “Nine Month Redemption Notice”) to the Company, which Nine Month Redemption Notice shall indicate the portion of this Note the Holder is electing to be redeemed. Each portion of this Note subject to redemption by the Company pursuant to this Section 8(e) shall be redeemed by the Company at a price equal to the Company Redemption Price.  Redemptions required by this Section 8(e) shall be made in accordance with the provisions of Section 12.

9.           SECURITY.  This Note and the other Notes are secured to the extent and in the manner set forth in the Security Documents (as defined in the Amendment Agreement).

10.           NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme, arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all reasonable action as may be required to protect the rights of the Holder of this Note.

11.           RESERVATION OF AUTHORIZED SHARES.

(a)           Reservation.  The Company initially shall reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for this Note equal to 175% of the number of shares of Common Stock issuable upon conversion of this Note as of the Amendment Date (without regard to any limitations on conversions).  So long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, 175% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved pursuant to the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”).  The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes (including without limitation this Note) based on the principal amount of the Notes held by each holder at the Closing (as defined in the Amendment Agreement) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”).  In the event that a holder shall sell or otherwise transfer any of such holder’s Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation.  Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

(b)           Insufficient Authorized Shares.  If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding.  Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than forty-five (45) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock.  In connection with such meeting, the Company shall provide each shareholder with a proxy or information statement and shall use its best efforts to solicit its shareholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal.

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12.           HOLDER’S REDEMPTIONS.  (a) The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five (5) Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice.  If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Company’s receipt of such notice otherwise. If the Holder has submitted a Financing Transaction Redemption Notice or a Nine Month Redemption Notice, the Company shall deliver the applicable Company Redemption Price within five (5) Business Days after the Company’s receipt of such notice.  In the event of a redemption of less than all of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 18(d)) representing the portion of this Note which has not been redeemed.  In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid.  Upon the Company’s receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 18(d)) to the Holder representing the sum of such Conversion Amount to be redeemed together with accrued and unpaid Interest with respect to such Conversion Amount and accrued and unpaid Late Charges with respect to such Conversion Amount and Interest and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the applicable Redemption Notice is voided and (B) the lowest Closing Bid Price during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date on which the applicable Redemption Notice is voided.  The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make payments of Interest or Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice. All amounts required to be paid pursuant to this Section 12 shall be paid in cash by wire transfer of immediately available funds.

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(b)           Redemption by Other Holders.  Upon the Company’s receipt of notice from any of the holders of the other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b) or Section 5(b) (each, an “Other Redemption Notice”), the Company shall immediately, but no later than one (1) Business Day of its receipt thereof, forward to the Holder by facsimile a copy of such notice.  If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company’s receipt of the Holder’s Redemption Notice and ending on and including the date which is three (3) Business Days after the Company’s receipt of the Holder’s Redemption Notice and the Company is unable, as a result of having insufficient funds, to redeem all Principal, Interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven (7) Business Day period, and shall redeem the balance of such principal amount immediately upon its receipt of sufficient funds to do so.

13.           RESTRICTION ON REDEMPTION AND CASH DIVIDENDS.  Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, except as otherwise permitted under the Amendment Agreement, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its capital stock without the prior express written consent of the Required Holders.

14.           VOTING RIGHTS.  The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to Section 212 of the Delaware General Corporation Law, and as expressly provided in this Note.

15.           COVENANTS.

(a)           Rank.  All payments due under this Note shall rank pari passu with all other Notes and no other Indebtedness of the Company and its Subsidiaries (other than Indebtedness of the Company’s Subsidiaries set forth on Schedule 3(o) of the Amendment Agreement) shall be senior to the Indebtedness of the Company evidenced by this Note and the other Notes.  Without limiting the foregoing, the Company shall ensure that its 8.75% Senior Convertible Notes Due 2012 issued under and pursuant to that certain Indenture, dated as of February 16, 2007, between the Company, the Guarantors named therein, and The Bank of New York, N.A., are subordinate in right of payment to the prior payment in full of this Note and the other Notes.

(b)           Incurrence of Indebtedness.  So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than (i) the Indebtedness evidenced by this Note and the other Notes and (ii) Permitted Indebtedness.

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(c)           Existence of Liens.  So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.

(d)           Restricted Payments.  So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness, whether by way of payment in respect of Principal of (or premium, if any) or Interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.

(e)           Sales of Equity Securities.  So long as this Note is outstanding, except for any issuance of Securities in accordance with the Transaction Documents or as otherwise permitted under the Amendment Agreement, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its equity or Common Stock Equivalents (as defined in the Amendment Agreement), including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of common equity of the Company, without the prior written consent of the Required Holders.

(f)           Subsidiary Internal Accounting Controls.  So long as this Note is outstanding, the Company and each of its Subsidiaries shall maintain, in all material respects, a system of internal accounting controls consistent with applicable law.

(g)           Dispositions. So long as any Obligations are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing); provided, however, that the Company and its Subsidiaries may (i) sell inventory in the ordinary course of business, (ii) dispose of obsolete or worn-out equipment in the ordinary course of business and (iii) dispose of non-core assets to the extent permitted under the other Transaction Documents.

(h)           Additional Collateral Security. Except as otherwise set forth in the Amendment Agreement, the Company shall cause each Subsidiary of the Company or any such Subsidiary not in existence on the Amendment Date, to execute and deliver to the Collateral Agent promptly and in any event within five (5) Business Days after the formation, acquisition or change in status thereof (i) a Security Agreement and (ii) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Collateral Agent in order to create, perfect, establish the first priority of (subject to Permitted Liens) or otherwise protect any Lien purported to be covered by any such Security Agreement or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the this Note and that all property and assets of such Subsidiary shall become Collateral for the Obligations.

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16.           VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES.  The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this Note or any other Note.  In no event shall any amendment, modification or waiver be made to this Note which would adversely affect the Holder without the written consent of the Holder.

17.           TRANSFER.  The Holder and the Company acknowledge and agree that this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, provided that the provisions of Section 2(f) of the Amendment Agreement are complied with in all respects.

18.           REISSUANCE OF THIS NOTE.

(a)           Transfer.  If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will issue, promptly following the satisfaction of the provisions of Section 2(f) of the Amendment Agreement, and deliver upon the order of the Holder a new Note (in accordance with Section 18(d)), in the name of the validly registered assigns or transferee, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding amount of this Note is being transferred, a new Note (in accordance with Section 18(d)) to the Holder representing the outstanding amount of this Note not being transferred.  The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) and this Section 18(a), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b)           Lost, Stolen or Mutilated Note.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 18(d)) representing the outstanding amount of this Note.

(c)           Note Exchangeable for Different Denominations.  This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 18(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding amount of this Note, and each such new Note will represent such portion of such outstanding amount as is designated by the Holder at the time of such surrender.

           (d)           Issuance of New Notes.  Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 18(a) or Section 18(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date that is the same as the Amendment Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of this Note, from the Amendment Date.

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19.           REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note.  Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

20.           PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS.  If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

21.           CONSTRUCTION; HEADINGS.  This Note shall be deemed to be jointly drafted by the Company and the Holder (as defined in the Amendment Agreement) and shall not be construed against any person as the drafter hereof.  The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

22.           FAILURE OR INDULGENCE NOT WAIVER.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

23.           DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Closing Bid Price, the Closing Sale Price, the Average Market Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) Business Day of receipt of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Business Day submit via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Sale Price, the Average Market Price or the Weighted Average Price to an independent, reputable investment bank selected by the Company and approved by the Holder (such approval not to be unreasonably withheld or delayed) or (b) the disputed arithmetic calculation of the Conversion Rate or any Redemption Price to the Company’s independent, outside accountant.  The Company, at the Company’s expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

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24.           NOTICES; PAYMENTS.

(a)           Notices.  Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Amendment Agreement.  The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore.  Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

(b)           Payments.  Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, and except where such payment is explicitly required by this Agreement to be made by wire transfer, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of the Holder (as defined in the Amendment Agreement), shall initially be as set forth on the Schedule of Holders attached to the Amendment Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date.  Any amount of Principal or other amounts due under the Transaction Documents, other than Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).

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25.           CANCELLATION.  After all Principal, accrued Interest and other amounts at any time owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

26           WAIVER OF NOTICE.  To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, the Amendment Agreement and the other Transaction Documents.

27.           GOVERNING LAW; JURISDICTION; JURY TRIAL.  This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.  Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder.  THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

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28.           CERTAIN DEFINITIONS.  For purposes of this Note, the following terms shall have the following meanings:

(a)           “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, consultant, officer or director for services provided to the Company.

(b)           “Average Market Price” means, for any given date, the lesser of (i) the arithmetic average of the Weighted Average Price of the Common Stock during the twenty (20) consecutive Trading Day period ending on the third (3rd) Trading Day immediately prior to such given date and (ii) the arithmetic average of the Weighted Average Price of the Common Stock during the five (5) consecutive Trading Day period commencing during the 20 consecutive Trading Day period ending on the third (3rd) Trading Day immediately prior to such given date provided, that all such determinations shall be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction that proportionately decreases or increases the Common Stock during such periods.

(c)           “Bloomberg” means Bloomberg Financial Markets.

(d)           “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e)           “Calendar Month” means the period beginning on and including the first of each calendar month and ending on and including the last day of such calendar month.

(f)           “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of a majority of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

(g)           “Change of Control Premium” means (i) 125% or (ii) 120% in the event of a Change of Control involving consideration paid to holders of the Company’s Common Stock where the consideration per share of the Company’s Common Stock to be received by the holders thereof is greater (as to amounts other than cash, as determined reasonably and in good faith by the Board of Directors of the Company) than 200% of the Conversion Price as of the Amendment Date (as adjusted for stock splits, stock dividends, reverse stock splits, recapitalizations, reclassifications and similar events).

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(h)           “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 23.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(i)           “Closing Date” shall have the meaning set forth in the Amendment Agreement, which date is the date the Company has amended and restated the Existing Notes pursuant to the terms of the Amendment Agreement.

(j)           “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(k)           “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

(l)           “Eligible Market” means, the Principal Market, The New York Stock Exchange, Inc., the Nasdaq Capital Market, the Nasdaq Global Market or the American Stock Exchange.

(m)           “Excluded Securities” means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan up to a maximum of five percent (5%) of the outstanding Common Stock; (ii) upon conversion of, or in exchange for, the Notes or the exercise of the Warrants; (iii) upon conversion of any Options or Convertible Securities which are outstanding on the day immediately preceding the Closing Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Closing Date and (iv) in connection with Permitted Indebtedness.

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(n)           “Financing Transaction” means that the Company or any of its Subsidiaries engages in a debt, equity or any other financing or series of financing transactions in which the Company and/or its Subsidiaries receive a gross dollar amount of Fifty Million Dollars ($50,000,000) or more.

(o)           “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person or Persons to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of either the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate Voting Stock of the Company.  Provided, however, notwithstanding anything herein contained or in any of the other Transaction Documents, any consolidation of a Subsidiary into another Subsidiary or Subsidiaries shall not be deemed to be a Fundamental Transaction.

(p)           “GAAP” means United States generally accepted accounting principles, consistently applied.

(q)           “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security Interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (viii) all obligations issued, undertaken or assumed as part of any financing facility with respect to accounts receivables of the Company and its Subsidiaries, including, without limitation, any factoring arrangement of such accounts receivables and (ix) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (viii) above.

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(r)           “Interest Rate” means ten percent (10%) per annum, subject to periodic adjustment pursuant to Section 2.

(s)           “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(t)           “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(u)           “Permitted Indebtedness” means (A) all Indebtedness existing as of the date hereof or incurred by the Company after the date hereof and is made expressly subordinate in right of payment and priority to the Indebtedness evidenced by this Note pursuant to any other written agreement acceptable to the Holder and approved by the Holder in writing (which approval shall not be unreasonably delayed), and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total Interest and fees at a rate in excess of the Interest Rate hereunder, (B) Permitted Sureties, (C) Indebtedness secured by Permitted Liens, (D) Indebtedness to trade creditors incurred in the ordinary course of business, and (E) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the Company or its Subsidiary, as the case may be.

(v)           “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing the Company’s obligations under the Notes, (v) Liens (A) upon or in any equipment (as defined in the Security Agreement) acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clause (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vii) leases or subleases and licenses and sublicenses hereafter granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods; (ix) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(ix), (x) Liens with respect to Indebtedness not individually in excess of $25,000 or in the aggregate in excess of $100,000, which individually and in aggregate are not material to the Company, and (xi) all Liens existing on the date hereof.

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(w)           “Permitted Sureties” means any General Agreement of Indemnity, Indemnity Agreement, or Surety Agreement, whereby the Company or any Subsidiary desires to execute bonds, undertakings, and/or obligations of suretyship or guarantee, including undertakings and other obligations, including any bond or bonds (severally, the “Bond”) on its behalf and on behalf of any of its present or future, directly or indirectly owned or controlled subsidiaries or affiliates, whether alone or in joint venture with others whether or not named herein, and any corporation, partnership or person upon the written request of the issuer of any such Bond.

(x)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity  and a government or any department or agency thereof.

(y)           “Potential Partner Conditions” means at any time during the period commencing on the date of the consummation of any material transaction between the Company and a Person and ending on the first anniversary of the Amendment Date, there shall be no disclosure that any executive officer of such Person has (i) exhibited dishonesty in the performance of his or her duties, which is materially and demonstrably injurious to the Company; or (ii) been convicted of (x) a felony under the laws of the United States or any state thereof or (y) a misdemeanor involving moral turpitude, in each case, which is materially and demonstrably injurious to the Company.

(z)           “Principal Market” means Over-the-Counter Bulletin Board.

(aa)           “Redemption Notices” means, collectively, the Event of Default Redemption Notices, Change of Control Redemption Notices, the Company Redemption Notice, Financing Transaction Redemption Notice, Nine Month Redemption Notice, and, each of the foregoing, individually, a Redemption Notice.

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(bb)           “Redemption Premium” means 145%.

(cc)           “Redemption Prices” means, collectively, the Event of Default Redemption Price, Change of Control Redemption Price, and the Company Redemption Price, and, each of the foregoing, individually, a Redemption Price.

(dd)           “Registration Rights Agreement” means that certain registration rights agreement between the Company and the initial holders of the Notes relating to, among other things, the registration of the resale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants.

(ee)           “Required Holders” mean the holders of Notes and the other Notes representing at least two-thirds (2/3) of the aggregate principal amount of the Notes and the other Notes then outstanding.

(ff)           “SEC” means the United States Securities and Exchange Commission.

(gg)           “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.

(hh)           “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York Time).

(ii)           “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(jj)           “Warrants” has the meaning ascribed to such term in the Amendment Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

(kk)           “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 23.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

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29.           DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise.  In the event that the Company believes that a notice contains material, nonpublic information, relating to the Company or its Subsidiaries, the Company shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

30.           Controlling Agreement.  In the event of any conflict between the provisions of this Note, the Amendment Agreement and any of the other Transaction Documents, the terms of the Amendment Agreement shall control.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Amendment Date set out above.

CHARYS HOLDING COMPANY, INC.

By:
Billy V. Ray, Jr.
Chief Executive Officer

EXHIBIT I

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal of the Amended and Restated Senior Secured Convertible Note (the “Note”) issued by CHARYS HOLDING COMPANY, INC. (the “Company”) into shares of common stock (“Common Stock”) of the Company according to the terms and conditions of the Note. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Note.

Date of Conversion:

Principal Amount of
Note to be Converted:

Number of Shares of
Common Stock to be Issued:

Name of Holder:

By:
Name:
Title:

Holder’s Address:

Holder Requests Delivery to be made: (check one)

	By Delivery of Physical Certificates to the Above Address

	Through Depository Trust Corporation
(Account                                                       )

Exhibit B
Form of Amended and Restated Registration Rights Agreement

Execution Copy

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 5, 2007, is by and among Charys Holding Company, Inc., a Delaware corporation (the “Company”), and the undersigned holders.

WHEREAS:

A.           Pursuant to a Registration Rights Agreement, dated as of August 30, 2006 (the “Existing Registration Rights Agreement”), by and among the Company and the holders named therein, the Company was obligated to register the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), into which certain of the notes and warrants held by such holders were convertible or exercisable;

B.           The Company has not timely fulfilled its registration obligations under the Existing Registration Rights Agreement and has requested that the registration deadline be extended as set forth herein; and

C.           The Existing Registration Rights Agreement may be amended in writing by the Company and the Required Holders (as defined below), and the undersigned holders constitute the Required Holders;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the undersigned holders hereby agree that the Existing Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

1.           DEFINITIONS.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement (as defined below), by and among the Company and the holders named therein.  As used in this Agreement, the following terms shall have the following meanings:

a.           “Amendment Agreement” means the Amendment Agreement, dated as of the date hereof, by and among the Company and the holders named therein.

b.           “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

c.           “Conversion Shares” means the shares of Common Stock into which the Notes are convertible.

d.           “Effective Date” means the date that the Registration Statement has been declared effective by the SEC.

e.           “Effectiveness Deadline” means the date that is 60 days after the Filing Deadline.

f.           “Filing Deadline” means the earlier of (i) August 31, 2007 and (ii) the date that is 10 Business Days after the date on which all registration statements required to be filed pursuant to Section 2(a) of the Registration Rights Agreement, dated February 16, 2007, by and between the Company and McMahan Securities Co., L.P., are declared effective by the SEC.

g.           “Holder” means a holder of any Securities or any transferee or assignee thereof to whom a holder assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

h.           “Notes” means the Amended and Restated Senior Secured Convertible Notes of the Company, dated as of the date hereof, which, as of the date hereof, are held by the undersigned Holders.

i.           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

j.           “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

k.           “Registrable Securities” means (i) the Conversion Shares issued or issuable upon conversion of the Notes, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants and (iii) any capital stock of the Company issued or issuable with respect to the Conversion Shares, the Notes, the Warrant Shares and/or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Notes or exercises of the Warrants.

l.           “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

m.           “Required Holders” means the holders of at least a majority of the Registrable Securities.

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n.           “Required Registration Amount” means 175% of the sum of (i) the number of Conversion Shares issued and issuable pursuant to the Notes as of the Trading Day immediately preceding the applicable date of determination, and (ii) the number of Warrant Shares issued and issuable pursuant to the Warrants as of the Trading Day immediately preceding the applicable date of determination, all subject to adjustment as provided in Section 2(e) (without regard to any limitations on conversion of the Notes or exercise of the Warrants).

o.           “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

p.           “SEC” means the United States Securities and Exchange Commission.

q.           “Securities” means the Notes, Warrants, Conversion Shares and Warrant Shares.

r.           “Securities Purchase Agreement” means the Securities Purchase Agreement dated August 30, 2006 by and among the Company and the investors named therein, and the Securities Purchase Agreement dated November 10, 2006 by and between the Company and the investor named therein.

s.   “Trading Day” has the meaning given to such term in the Notes.

t.           “Warrants” means the Warrants issued by the Company pursuant to the Securities Purchase Agreement.

u.           “Warrant Shares” means the shares of Common Stock for which the Warrants are exercisable.

2.           REGISTRATION.

a.           Mandatory Registration.  The Company shall prepare, and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form SB-2, or any other available form, covering the resale of all of the Registrable Securities, subject to the provisions of Section 2(d).  The Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of date the Registration Statement is initially filed with the SEC.  The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline.  By 9:30 am on the Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

b.           Allocation of Registrable Securities.  The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Holders based on the number of Registrable Securities held by each Holder at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC.  In the event that an Holder sells or otherwise transfers any of such Holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.  Any Shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Holders, pro rata based on the number of Registrable Securities then held by such Holders which are covered by such Registration Statement.  The Holders understand that the Company has obligations with respect to other registration rights and that the Company may include in the Registration Statement those securities set forth on Schedule 2(b) hereof with respect to which it has an existing obligation to register such securities under 1933 Act as of the date hereof.

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c.           Legal Counsel.  Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Mazzeo Song LLP or such other counsel as thereafter designated by the Required Holders.  The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.

d.           Ineligibility for Form S-3.  In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

e.           Sufficient Number of Shares Registered.  In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Holder’s allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the shortest form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than forty-five (45) days after the necessity therefor arises.  The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.  For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90.  The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes or the exercise of the Warrants and such calculation shall assume that the Notes are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Notes) and that the Warrants are then exercisable for shares of Common Stock at the then prevailing Exercise Price (as defined in the Warrants) and for the number of Warrant Shares covered thereby.

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f.           Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.  If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the respective Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the respective Effectiveness Deadline (an “Effectiveness Failure”); provided, however, that for thirty (30) days  following the Effectiveness Deadline there will be no Effectiveness Failure if the SEC is reviewing the Registration Statement and the Company is using its best efforts to have the Registration Statement declared effective or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of Shares of Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any holder by reason of any Filing Failure, Effectiveness Failure or Maintenance Failure (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to two percent (2%) of the aggregate principal amount of such Holder's Notes relating to the Registrable Securities included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure and on every thirtieth (30th) day thereafter (pro rated for periods totaling less than thirty (30) days) until such Filing Failure is cured; (ii) the day of an Effectiveness Failure and on every thirtieth (30th) day thereafter (pro rated for periods totaling less than thirty (30) days) until such Effectiveness Failure is cured; provided, however, if an Effectiveness Failure occurs and there has been an SEC review of the Registration Statement, Registration Delay Payments will begin to accrue on the 30th day following the Effectiveness Deadline; and (iii) the initial day of a Maintenance Failure and on every thirtieth (30th) day thereafter (pro rated for periods totaling less than thirty (30) days) until such Maintenance Failure is cured.  The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as "Registration Delay Payments".  Registration Delay Payments shall be paid on the day of the Filing Failure, Effectiveness Failure and the initial day of a Maintenance Failure, as applicable, and thereafter on the earlier of (I) the thirtieth (30th) day after the event or failure giving rise to the Registration Delay Payments has occurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured.  By way of example, if a Registration Statement covering the Registrable Securities is filed on the 6th day following the Filing Deadline, the Company shall pay to the Holders the Registration Delay Payment on the date of the Filing Failure and shall, on or prior to the third Business Day following such 6th day, pay to the Holders a pro rata amount of the Registration Delay Payment for such subsequent period (determined by multiplying such Registration Delay Payment by the product obtained by dividing the number of days (6) during which such Filing Failure occurred during such subsequent period by 30)).  In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.  Notwithstanding anything herein to the contrary, in no event shall the Registration Delay Payments exceed ten percent (10%) of the aggregate principal amount of the Notes held by all Holders on the date hereof (the "Registration Delay Payments Cap").  Any amount in excess of the Registration Delay Payments Cap (the "Excess Registration Delay Payments") shall cause the Conversion Price of the Holder's Notes to be lowered by an amount equal to the quotient of the amount of such Holders Excess Registration Delay Payments divided by the then outstanding amount of such Holder's Notes. Notwithstanding anything to the contrary contained herein, (y) in no event shall the Company be liable for any damages in connection with the Warrant or Warrant Shares and (z) no Registration Delay Payments shall be payable with respect to any Registrable Securities excluded from a Registration Statement by election of a Holder.

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3.   RELATED OBLIGATIONS.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(d) or 2(e), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.           The Company shall promptly, but in no event later than the Filing Deadline, prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline).  The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Holders may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Holders shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.  The term “best efforts” shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

b.           The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q or Form 10-QSB, Form 10-K or Form 10-KSB or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

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c.           The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K or Form 10-KSB, and Reports on Form 10-Q or Form 10-QSB and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects.  The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld.  The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Holder, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.  The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

d.           The Company shall furnish to each Holder whose Registrable Securities are included in any Registration Statement, without charge, (i) if the Company shall not have filed a final prospectus in accordance with Rule 424 per Section 2(a), upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Holder may reasonably request) and (ii) such other documents, including copies of any preliminary or final prospectus, as such Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Holder.

e.           The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Holders of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify Legal Counsel and each Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

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f.           The Company shall notify Legal Counsel and each Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Holder (or such other number of copies as Legal Counsel or such Holder may reasonably request).  The Company shall also promptly notify Legal Counsel and each Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Holder by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

g.           The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.           At the reasonable request of any Holder, the Company shall furnish to such Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Holder may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holders, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holders.

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i.           If any Holder may be required under applicable securities law to be described in the Registration Statement as an underwriter, the Company shall make available for inspection by (i) any Holder, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Holders (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees, counsel and the Company’s independent certified public accountants to supply all information which may be necessary and any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge.  Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein (or in any other confidentiality agreement between the Company and any Holder) shall be deemed to limit the Holders’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

j.           The Company shall hold in confidence and not make any disclosure of information concerning an Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k.           The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed (which shall include the OTC Bulletin Board), if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on the Nasdaq National Market, or (iii) if, despite the Company’s commercially reasonable best efforts to satisfy the preceding clauses (i) or (ii) the Company is unsuccessful in satisfying the preceding clauses (i) or (ii), to secure the inclusion for quotation on The Nasdaq Capital Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its commercially reasonable best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

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l.           The Company shall cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request.

m.           If requested by an Holder, the Company shall within ten (10) days of receipt of notice from such Holder (i) incorporate in a prospectus supplement or post-effective amendment such information as an Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Holder holding any Registrable Securities.

n.           The Company shall reasonably cooperate with the Holders as may be necessary to consummate the disposition of such Registrable Securities.

o.           The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement.

p.           The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

q.           Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

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r.           Notwithstanding anything to the contrary herein, at any time after Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Holders in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Holders) and the date on which the Grace Period will begin, and (ii) notify the Holders in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed ten (10) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of thirty (30) days and the first day of any Grace Period must be at least two Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holders receive the notice referred to in clause (i) and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) and the date referred to in such notice.  The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period.  Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Holder has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

4.           OBLIGATIONS OF THE HOLDERS.

a.           At least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder in writing of the information the Company requires from each such Holder if such Holder elects to have any of such Holder’s Registrable Securities included in such Registration Statement.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

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b.           Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from such Registration Statement.

c.           Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Holder has not yet settled.

d.           Each Holder covenants and agrees that it will comply with any applicable prospectus delivery requirements of the 1933 Act as applicable to or an exemption therefrom it in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.           EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company related to registrations shall be paid by the Company.  The Company shall also reimburse the Holders for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $15,000.

6.           INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.           To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder, the directors, officers, members, managers, partners, employees, stockholders, agents, representatives of, and each Person, if any, who controls any Holder within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”).  Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d) and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 9.

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b.           In connection with any Registration Statement in which an Holder is participating, each such Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Holder will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Holder shall be liable under this Section 6(b) or Section 7 for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 9.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

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c.           Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Holders holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates.  The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding affected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

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d.           The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.           The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.           CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.           REPORTS UNDER THE 1934 ACT.

With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

a.           make and keep public information available, as those terms are understood and defined in Rule 144;

b.           file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

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c.           furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

9.           ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be automatically assignable by an Holder to any transferee of all or any portion of such Holder’s Registrable Securities if: (i) such Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.           AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Holder and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.           MISCELLANEOUS.

a.           A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

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b.           Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:
Charys Holding Company, Inc.
1117 Perimeter Center West, Suite N415
Atlanta, GA 30338
Attention:	Billy V. Ray, Jr.
Telephone:	678-443-2300
Facsimile:	678-443-2320

If to Legal Counsel for the Company:

Morris Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road
Atlanta, Georgia 30326
Attention:	Larry W. Shackelford, Esq.
Telephone:	404-233-7000
Facsimile:	404-365-9532

and

Glast, Phillips & Murray, P.C.
815 Walker Street, Suite 1250
Houston, Texas 77002
Attention:	Norman T. Reynolds, Esq.
Telephone:	713-237-3135
Facsimile:	713-237-3202

If to a Holder, to its address and facsimile number set forth in the Securities Purchase Agreement or the Amendment Agreement, as applicable, with copies to such Holder’s representatives as set forth therein, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

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c.           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.           This Agreement, the other Transaction Documents (as defined in the Amendment Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.           Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g.           The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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h.           This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i.           Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.           All consents and other determinations required to be made by the Holders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

k.           The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.           This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

m.           The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no provision of this Agreement is intended to confer any obligations on any Holder vis-à-vis any other Holder.  Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

n.           In the event of any conflict between the terms of this Agreement, the Amendment Agreement, or any of the other Transaction Documents or exhibits referred to herein or therein, the terms of the Amendment Agreement shall control.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned holders and the Company have caused their respective signature page to this Amended and Restated Registration Rights Agreement to be duly executed as of the date first written above.

CHARYS HOLDING COMPANY, INC.

By
Billy V. Ray, Jr.
Chief Executive Officer

HOLDER:

IMPERIUM MASTER FUND, LTD.

By:
Maurice Hryshko
General Counsel

IN WITNESS WHEREOF, the undersigned holders and the Company have caused their respective signature page to this Amended and Restated Registration Rights Agreement to be duly executed as of the date first written above.

CHARYS HOLDING COMPANY, INC.

By
Billy V. Ray, Jr.
Chief Executive Officer

HOLDER:

JED FAMILY TRUST

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned holders and the Company have caused their respective signature page to this Amended and Restated Registration Rights Agreement to be duly executed as of the date first written above.

CHARYS HOLDING COMPANY, INC.

By
Billy V. Ray, Jr.
Chief Executive Officer

HOLDER:

JOHN MICHAELSON

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[Registrar & Transfer Co.
10 Commerce Drive
Cranford, NJ 07016]

Re:	Charys Holding Co., Inc.

Ladies and Gentlemen:

[We are][I am] counsel to Charys Holding Company, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Amended and Restated Registration Rights Agreement, dated as of April 5, 2007, by and among the Company and the Holders (as defined therein) (the “ Registration Rights Agreement”), pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes and the shares of Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on ___, 200_, the Company filed a Registration Statement on Form SB-2 (File No.  333-___) (the “Registration Statement ”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at  [ ENTER TIME OF EFFECTIVENESS ]  on  [ ENTER DATE OF EFFECTIVENESS ]  and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing opinion to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement.

Very truly yours,

[ISSUER’S COUNSEL]

CC:	[LIST NAMES OF HOLDERS]

Exhibit C
Form of Subsidiary Guarantee

Execution Copy

GUARANTEE

THIS GUARANTEE (this “Guarantee”), dated as of April 5, 2007, made by each of the undersigned guarantors (together with any other entity that may become an additional guarantor hereunder, the “Guarantors”), in favor of the Holders (the “Holders”) of Senior Secured Convertible Notes of Charys Holding Company, Inc., a Delaware corporation (the “Company”), which notes have been amended and restated as of the date hereof (such notes, as amended and restated, the “Notes”), and Imperium Advisers, LLC, as the Collateral Agent (the “Collateral Agent”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings specified in the Amendment Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amendment Agreement, dated as of the date hereof, by and between the Company and the holders named therein (the “Amendment Agreement”), it is a condition precedent to the performance by the holders named therein of their obligations under the Amendment Agreement that the Guarantors execute and deliver this Guarantee; and

WHEREAS, each Guarantor, as a subsidiary of the Company, will directly or indirectly benefit from the extension of credit to the Company represented by the Notes.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           GUARANTEE.

1.1           Guarantee of Obligations.

(a)           Each Guarantor hereby, jointly and severally, unconditionally and irrevocably, guarantees to each Holder and its lawful successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and undertakings of the Company of whatever nature, monetary or otherwise, under the Securities Purchase Agreement, and the Notes, the Amendment Agreement, the Imperium Warrants, the Registration Rights Agreement, the Security Agreement and the other Transaction Documents, together with all reasonable attorneys’ fees, disbursements and all other costs and expenses of collection incurred by Holders in enforcing any of such Obligations and/or this Guarantee (collectively, the “Obligations”).  This Guarantee shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment and performance in full.  Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations.

(b)           Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Transaction Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 1.3 of this Guarantee).

1.2           Guarantee Absolute and Unconditional.  Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Amendment Agreement or any other Transaction Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Holders, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud or misconduct by Holders) which may at any time be available to or be asserted by the Company or any other Person against the Holders, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance.

1.3           Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 1.4 of this Guarantee. The provisions of this Section 1.3 shall in no respect limit the obligations and liabilities of any Guarantor to the Holders, and each Guarantor shall remain liable to the Holders for the full amount guaranteed by such Guarantor hereunder.

1.4           No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Holders, no Guarantor shall be entitled to be subrogated to any of the rights of the Holders against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Holders for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Holders by the Company on account of the Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the benefit of the Holders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine.

1.5           Modification of Guaranteed Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Holders may be rescinded by the Holders and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Holders, and the Amendment Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Holders may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Holders for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  The Holders shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for this Guarantee or any property subject thereto.

1.6           Waiver.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Holders upon the guarantees contained in this Section 1 or acceptance of the guarantees contained in this Section 1.  The Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantees contained in this Section 1.  All dealings between the Company and any of the Guarantors, on the one hand, and the Holders, on the other hand, shall be conclusively presumed to have been had or consummated in reliance upon the guarantees contained in this Section 1.  Each Guarantor waives to the extent permitted by law diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations.

1.7   Enforcement of Guarantee.

(a)           When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent, acting on behalf of each Holder, may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as the Collateral Agent, acting on behalf of the Holders, may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent, acting on behalf of the Holders, to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Holders against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

(b)           Expenses; Indemnification.

(i)           Each Guarantor agrees to pay, or reimburse the Collateral Agent, acting on behalf of the Holders, all of the Collateral Agent’s costs and expenses incurred in collecting against such Guarantor under this Guarantee or otherwise enforcing or preserving any rights under this Guarantee and the other Transaction Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Collateral Agent.

(ii)           Each Guarantor agrees to pay, and to save the Holders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guarantee.

(iii)           Each Guarantor agrees to pay, and to save the Holders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Company would be required to do so pursuant to the Amendment Agreement.

(iv)           Notwithstanding anything to the contrary in this Guarantee, with respect to any defaulted non-monetary Obligations the specific performance of which by the Guarantors is not reasonably possible (e.g., the issuance of the Company’s Common Stock), the Guarantors shall only be liable for making the Holders whole on a monetary basis for the Company’s failure to perform such Obligations in accordance with the Transaction Documents.

1.8           Right to Set-Off.  Each Guarantor hereby irrevocably authorizes the Collateral Agent, acting on behalf of the Holders, at any time and from time to time while an Event of Default (as defined in the Notes) under any of the Transaction Documents shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by a Holder to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Collateral Agent may elect, against and on account of the obligations and liabilities of such Guarantor to the Holders hereunder in any currency arising hereunder or under the Security Agreement as the Collateral Agent may elect, whether or not a Holder has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured.  The Collateral Agent shall notify such Guarantor promptly of any such set-off and the application made by the Collateral Agent of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Holder under this Section 1.8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent, acting on behalf of the Holders, may have.

1.9           Payments.  In addition to the terms of the Guaranty set forth in Section 1.1 of this Guarantee, and in no manner imposing any limitation on such terms, it is expressly understood and agreed that, if, at any time, any of the Obligations are declared to be immediately due and payable by a Guarantor, then the Guarantors shall, upon ten (10) Business Days’ notice, pay to the Collateral Agent, acting on behalf of the Holders, the entire amount of such Obligations as has been declared due and payable to the Holders.  Payment by the Guarantors shall be made to the Collateral Agent in immediately available Federal funds to an account designated by the Collateral Agent or at the address set forth herein for the giving of notice to the Collateral Agent or at any other address that may be specified in writing from time to time by the Collateral Agent, and shall be credited and applied to the Obligations.

1.10           Release. Subject to Section 2 of this Guarantee, each Guarantor will be released from all liability hereunder concurrently with the repayment and performance in full of all amounts owed under the Amendment Agreement, the Notes and the other Transaction Documents, and all other Obligations.  No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Holders or the Collateral Agent from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid and performed in full.

2.           REINSTATEMENT.

The guarantees contained in Section 1 of this Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Holders or the Collateral Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

3.           REPRESENTATIONS AND WARRANTIES.

Each Guarantor hereby represents and warrants to the Collateral Agent and Holders as follows:

3.1           Organization and Qualification. Each Guarantor is duly organized, validly existing and in good standing under the laws of its formation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Each Guarantor is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Guarantee in any material respect, (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Guarantor or (z) adversely impair in any material respect the Guarantor’s ability to perform fully on a timely basis its obligations under this Guarantee (a “Material Adverse Effect”).

3.2           Authorization; Enforcement.  Each Guarantor has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Guarantee, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guarantee by each Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Guarantor, and no further consent or authorization of the Guarantor, its board of directors, shareholders, or to its knowledge, any governmental authority or organization, or any other person or entity is required in connection therewith. This Guarantee has been duly executed and delivered by each Guarantor and constitutes the valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

3.3           No Conflicts. The execution, delivery and performance of this Guarantee by each Guarantor and the consummation by each Guarantor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, by-laws or any other governing document or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Guarantor is a party or by which it or any of its asset or properties are bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Guarantor is subject (including Federal and state securities laws and regulations), or by which any of its properties or assets are bound or affected. The business of each Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

3.4           Amendment Agreement. The representations and warranties of the Company set forth in the Amendment Agreement as they relate to each Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to such Amendment Agreement, and the Holders shall be entitled to rely on each of them as if they were fully set forth herein, provided, that each reference in each such representation and warranty to the Company’s knowledge shall, for the purposes of this Section 3.4, be deemed to be a reference to such Guarantor’s knowledge.

3.5           Independence of Parties.  The Holders have no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Transaction Documents; the relationship between the Guarantors, on the one hand, and the Holders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Holders.

3.6           Counsel.  Each Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Transaction Documents to which it is a party.

4.           FURTHER ASSURANCES.

Each Guarantor covenants and agrees with the Collateral Agent, on behalf of each Holder, that, from and after the date of this Guarantee until the Obligations shall have been paid in full, such Guarantor shall (i) take, and/or shall refrain from taking, as the case may be, such commercially reasonable action (including complying with all of the obligations in Section 2 of the Notes, which obligations are incorporated by reference herein and shall be binding on each Guarantor) that is necessary to be taken or not taken, as the case may be, so that no Event of Default (as defined in the Notes) is caused by the failure to take such action or to refrain from taking such action by such Guarantor and (ii) execute and deliver to the Collateral Agent, from time to time, any additional instruments or documents which are reasonably necessary to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

5.           MISCELLANEOUS.

5.1           Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied, e-mailed or delivered to the addressee at its address specified in the signature  pages below; or as to any such Person, at such other address as shall be designated by such Person in a written notice to all other parties hereto complying as to delivery with the terms of this Section 5.1.  All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or three days after deposited in the mails, whichever occurs first, (b) if telecopied or e-mailed, when transmitted (during normal business hours) and confirmation is received, and otherwise, the day after the notice or communication was transmitted and confirmation is received, or (c) if delivered in person, upon delivery.

5.2           Amendments; Waivers.  No amendment of any provision of this Guarantee shall be effective unless it is in writing and signed by each Guarantor, the Required Holders (as defined in the Note) and the Collateral Agent, and no waiver of any provision of this Guarantee, and no consent to any departure by each Guarantor therefrom, shall be effective unless it is in writing and signed by each Guarantor and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

5.3           No Implied Waivers.  No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any of the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Collateral Agent or any Holder provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Collateral Agent or any Holder under any of the other Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any of the other Transaction Documents against such party or against any other Person, including but not limited to, any Guarantor.

5.4           Severability.  Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

5.5           GOVERNING LAW.  THIS GUARANTEE SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

5.6           JURISDICTION.  ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS GUARANTEE OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTEE, EACH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUMNONCONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

5.7           WAIVER OF JURY TRIAL.  EACH GUARANTOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTEE) THE COLLATERAL AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, ORAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

5.8           SERVICE OF PROCESS.  EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFORESAID COURTS IN ANY SUCH ACTION, SUIT OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ANY GUARANTOR AT ITS ADDRESS PROVIDED HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR OR ANY PROPERTY OF ANY GUARANTOR IN ANY OTHER JURISDICTION.

5.9           Section Headings.  Section headings herein are included for convenience of reference only and shall not constitute a part of this Guarantee for any other purpose.

5.10           Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

5.11           Conflicts.  In the event of any conflict between the terms of this Guarantee, the Amendment Agreement, or any of the other Transaction Documents or exhibits referred to herein or therein, the terms of the Amendment Agreement shall control.

5.12           Successors and Assigns.  The terms and conditions of this Guarantee shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  Nothing in this Guarantee, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Guarantee, except as expressly provided in this Guarantee.  A Holder may assign its rights hereunder in connection with any valid private sale or transfer of its Notes as permitted under the Amendment Agreement and/or the Notes, in which case the term “Holder” shall be deemed to refer to such transferee as though such transferee were an original beneficiary hereof.  No Guarantor may assign its rights or obligations under this Guarantee.

5.13           Additional Guarantors.  If a Guarantor creates or acquires any new subsidiary, then such Guarantor shall cause such new subsidiary to become party to (i) this Guarantee for all purposes of this Guarantee by executing and delivering an Assumption Agreement in the form of Annex 1 hereto and (ii) the Security Agreement in accordance with the terms of the Security Agreement.

5.14           Controlling Agreement.  In the event of any conflict between the terms of this Guarantee, the Amendment Agreement, or any of the other Transaction Documents or exhibits referred to herein or therein, the terms of the Amendment Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

PERSONNEL RESOURCES OF GEORGIA, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 880 South Pleasantburg Drive, Suite 3C, Greenville, South Carolina 29607
Telephone: 864-271-7611
Facsimile: 864-232-0178

CCI TELECOM, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 19240 Red Land Road, San Antonio, Texas 78259
Telephone: 210-496-1926
Facsimile: 210-491-0932

METHOD IQ, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 1750 Founders Parkway, Suite 180, Alpharetta, Georgia 30004
Telephone: 678-507-1300
Facsimile: 678-507-1302

VIASYS SERVICES, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 26 Lake Wire Drive, Lakeland, Florida 33815
Telephone: 863-607-9988
Facsimile: 863-607-9955

VIASYS NETWORK SERVICES, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 26 Lake Wire Drive, Lakeland, Florida 33815
Telephone: 863-607-9988
Facsimile: 863-607-9955

VSI REAL ESTATE HOLDING, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 26 Lake Wire Drive, Lakeland, Florida 33815
Telephone: 863-607-9988
Facsimile: 863-607-9955

DIGITAL COMMUNICATION SERVICES, INC.

By:
Billy V. Ray, Jr.
Title:
Address: 96 North 5th Avenue, Delray Beach, Florida 33483

THIS GUARANTEE ACCEPTED BY:

IMPERIUM ADVISERS, LLC
as Collateral Agent

By:
Name:	Maurice Hryshko
Title:	General Counsel
Address:	153 East 53rd Street
29th Floor
New York, NY 10022
Telephone:	(212) 433-1360
Facsimile:	(212) 433-1361

Annex 1 to
GUARANTEE

ASSUMPTION AGREEMENT, dated as of _________, _____ made by __________________, a __________ corporation (the “Additional Guarantor”), in favor of the Holders pursuant to the Amendment Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Amendment Agreement.

W I T N E S S E T H :

WHEREAS, Charys Holding Company, Inc., a Delaware corporation (the “Company”), and the Holders have entered into a Amendment Agreement, dated as of April 5, 2007 (as amended, supplemented or otherwise modified from time to time, the “Amendment Agreement”);

WHEREAS, in connection with the Amendment Agreement, the Company’s subsidiaries (other than the Additional Guarantor) have entered into the Guarantee, dated as of the date of the Amendment Agreement (as amended, supplemented or otherwise modified from time to time, the “Guarantee”) in favor of the Holders;

WHEREAS, the Amendment Agreement requires the Additional Guarantor to become a party to the Guarantee; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

NOW, THEREFORE, IT IS AGREED:

1.           Guarantee.  By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5.13 of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.  The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee is true and correct on and as the date hereof as to such Additional Guarantor (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.           Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

3.           Controlling Agreement.  In the event of any conflict between the terms of this Assumption Agreement, the Amendment Agreement, or any of the other Transaction Documents or exhibits referred to herein or therein, the terms of the Amendment Agreement shall control.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Exhibit D
Form of Amended and Restated Security Agreement

Execution Copy

AMENDED AND RESTATED
SECURITY AGREEMENT

AMENDED AND RESTATED SECURITY AGREEMENT, dated as of April 5. 2007 (this “Agreement”) made by CHARYS HOLDING COMPANY, INC., a Delaware corporation (the “Company”), and the undersigned subsidiaries of the Company (each a “Grantor” and collectively and together with the Company the “Grantors”), in favor of IMPERIUM ADVISERS, LLC, a Delaware limited liability company, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of the Holders (as defined below).

WITNESSETH:

WHEREAS, pursuant to a Security Agreement, dated as of August 30, 2006 (the “Existing Security Agreement”), the Company and certain of the Company’s subsidiaries granted a security interest in their assets and properties to secure the Company’s obligations under the Securities Purchase Agreement, dated as August 30, 2006 (the “Securities Purchase Agreement”), and the other transaction agreements and documents contemplated thereby, including, without limitation, the Senior Secured Convertible Notes (the “Existing Notes”) issued under the Securities Purchase Agreement;

WHEREAS, the Company has requested that the holders of the Existing Notes (the “Noteholders”) extend the maturity date of the Existing Notes and make certain other modifications to the Existing Notes, and the Noteholders have agreed to make such modifications to the Existing Notes .(the Existing Notes, as so modified, amended and restated, being collectively referred to herein as the “Notes”);

WHEREAS, in furtherance of the modifications to the Existing Notes, the Company and the Noteholders have entered into an Amendment Agreement, dated as of the date hereof (the “Amendment Agreement”), and it is a condition precedent to the performance by the Noteholders of their obligations under the Amendment Agreement that the Grantors execute and deliver this Agreement; and

WHEREAS, the Existing Security Agreement may be amended in writing by each Grantor party to the Existing Security Agreement, the Required Holders (as defined in the Existing Notes), and the Collateral Agent, and all such parties are party hereto;

NOW, THEREFORE, in consideration of the premises and the agreements herein, the parties hereto agree that the Existing Security Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 1. Definitions.

All terms used in this Agreement and the recitals hereto which are not defined herein shall have the meanings given to them in the Amendment Agreement or in Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Code”), and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine.

The following terms shall have the respective meanings provided for in the Code: “Accounts”, “Cash Proceeds”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Security”, “Record”, “Security Account”, “Software”, and “Supporting Obligations”.

As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright.

“Copyrights” means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Event of Default” shall have the meaning set forth in the Notes.

“Holders” means a holder of any Securities or any transferee or assignee thereof to whom a holder assigns its rights under this Agreement in accordance with Section 10(d) and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement in accordance with Section 10(d).

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code (Chapter 11 of Title 11 of the United States Code) or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means the Copyrights, Trademarks and Patents.

“Licenses” means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

“Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent.

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Securities” means the Notes, the shares of Common Stock into which the Notes are convertible, the Warrants, and the shares of Common Stock for which the Warrants are exercisable.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

“Transaction Documents” means this Agreement and the Securities Purchase Agreement, the Amendment Agreement, the Notes, the Warrants, the Amended and Restated Registration Rights Agreement, dated as of the date hereof, by and among the Company and the Holders, and the Subsidiary Guarantee, dated as of the date hereof, by the subsidiary Grantors for the benefit of the Noteholders.

“Warrants” means the Warrants issued by the Company to Imperium Master Fund, Ltd.

SECTION 2.  Grant of Security Interest.  As collateral security for all of the “Obligations” (as defined in Section 3 hereof), each Grantor, subject to the Permitted Liens, hereby pledges and assigns to the Collateral Agent for the benefit of the Holders, and grants to the Collateral Agent for the benefit of the Holders a continuing security interest in, all personal property of each Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (collectively, the “Collateral”), including, without limitation, the following:

(a)   all Accounts;

(b)   all Chattel Paper (whether tangible or electronic);

(c)   all Commercial Tort Claims;

(d)           all Deposit Accounts, all cash and other property from time to time deposited therein and the monies and property in the possession or under the control of the Collateral Agent or Holder or any affiliate, representative, agent or correspondent of the Collateral Agent or Holder;

(e)           all Documents;

(f)           all Equipment;

(g)           all Fixtures;

(h)           all General Intangibles (including, without limitation, all Payment Intangibles);

(i)           all Goods

(j)           all Instruments (including, without limitation, Promissory Notes and each certificated Security);

(k)           all Inventory;

(l)           all Investment Property;

(m)           all Copyrights, Patents and Trademarks, and all Licenses;

(n)           all Letter-of-Credit Rights;

(o)           all Supporting Obligations;

(p)           all other tangible and intangible personal property of each Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of any Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by each Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of any Grantor or any other Person from time to time acting for any Grantor, in each case, to the extent of such Grantor’s rights therein, that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

(q)           all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever any Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

SECTION 3.  Security for Obligations.  The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (collectively, the “Obligations”):

(a)           the payment by the Company and each Grantor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Transaction Documents, including, without limitation, (A) all principal of and interest on the Notes (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and (B) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents (including any Registration Delay Payments (as defined in the Amended and Restated Registration Rights Agreement, dated as of the date hereof, by and among the Company and the Holders)); and

(b)           for so long as the Notes are outstanding, the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents, including without limitation, with respect to any conversion or redemption rights of the Holders under the Notes.

SECTION 4.  Representations and Warranties.  Each Grantor represents and warrants as of the date of this Agreement as follows:

(a)           Schedule I hereto sets forth (i) the exact legal name of each Grantor, and (ii) the state of incorporation, organization or formation and the organizational identification number of each Grantor in such state.Schedule II hereto sets forth (x) the exact legal name of each entity that is a Subsidiary of the Company as of the date hereof but is not a Grantor as of the date hereof, and (y) the state of incorporation, organization or formation and the organizational identification number of each such Subsidiary in such state.

(b)           There is no pending or, to its knowledge, written notice threatening any action, suit, proceeding or claim affecting any Grantor before any governmental authority or any arbitrator, or any order, judgment or award issued by any governmental authority or arbitrator, in each case, that may adversely affect the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

(c)           Except as disclosed in the Amendment Agreement, all Federal, state and local tax returns and other reports required by applicable law to be filed by any Grantor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Grantor or any property of any Grantor (including, without limitation, all federal income and social security taxes on employees’ wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with generally accepted accounting principles consistently applied (“GAAP”).

(d)           [Reserved]

(e)           Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of such Grantor or any of its affiliates in respect thereof.  Each material License now existing is, and any material License entered into in the future will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms.  No default under any material License by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

(f)           Each Grantor owns and controls, or otherwise possesses adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity necessary to conduct its business in substantially the same manner as conducted as of the date hereof.  To the best knowledge of each Grantor, all such Intellectual Property of each Grantor is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part.  Each Grantor has no knowledge of any conflict with the rights of others to any such Intellectual Property and, to the best knowledge of each Grantor, each Grantor is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of each Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by each Grantor.  No Grantor has received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.

(g)           Each Grantor is and will be at all times the sole and exclusive owner of, or otherwise has and will have adequate rights in, the Collateral free and clear of any Liens, except for Permitted Liens on any Collateral.  Except for the Permitted Liens described in the Amendment Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed in favor of the Collateral Agent and/or the Holders relating to this Agreement or the other Transaction Documents.

(h)           The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting each Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties.

(i)           No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body, is required for (i) the grant by each Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder (except (A) for the filing of a UCC-1 financing statement with respect to each Grantor in the secretary of state office of the state of such Grantor’s formation, all of which financing statements have been duly filed and are in full force and effect or will be duly filed and in full force and effect, (B) with respect to Deposit Accounts, and all cash and other property from time to time deposited therein, for the execution of a control agreement with the depository institution with which such account is maintained, as provided in Section 5(i), (C) with respect to the perfection of the security interest created hereby in the United States Intellectual Property and Licenses, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit A hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (D) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to such foreign Intellectual Property and Licenses, (E) with respect to the perfection of the security interest created hereby in Titled Collateral, for the submission of an appropriate application requesting that the Lien of the Collateral Agent be noted on the Certificate of Title or certificate of ownership, completed and authenticated by the applicable Grantor, together with the Certificate of Title or certificate of ownership, with respect to such Titled Collateral, to the appropriate governmental authority, (F) with respect to the perfection of the security interest created hereby in any Letter-of-Credit Rights, for the consent of the issuer of the applicable letter of credit to the assignment of proceeds as provided in the Uniform Commercial Code as in effect in the applicable jurisdiction, (G) with respect to any action that may be necessary to obtain control of Collateral constituting Deposit Accounts, Commodity Contracts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, the taking of such actions, and (H) the Collateral Agent having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A), (B), (C), (D), (E), (F), G), and (H), each a “Perfection Requirement” and collectively, the “Perfection Requirements”)).

(j)           This Agreement, subject to the Permitted Liens creates in favor of the Collateral Agent a legal, valid and enforceable security interest in the Collateral as security for the Obligations.  The Perfection Requirements result in the perfection of such security interests.  Such security interests are, or in the case of Collateral in which each Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to Permitted Liens and the Perfection Requirements.  Such recordings and filings and all other action necessary to perfect and protect such security interest have been duly taken or will be taken pursuant to Section 5(n), and, in the case of Collateral in which each Grantor obtains rights after the date hereof, will be duly taken, except for the Collateral Agent’s having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral after the date hereof and the other actions, filings and recordations described above, including the Perfection Requirements.

SECTION 5.  Covenants as to the Collateral.  So long as any of the Obligations shall remain outstanding, unless the Collateral Agent shall otherwise consent in writing:

(a)           Further Assurances.  Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Collateral Agent may reasonably request in order to: (i) perfect and protect the security interest purported to be created hereby; (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper and each License and, at the request of the Collateral Agent, each of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B)  delivering and pledging to the Collateral Agent pursuant to the Pledge each Promissory Note, Security, Chattel Paper or other Instrument, now or hereafter owned by any Grantor, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, (C) executing and filing (to the extent, if any, that any Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or that the Collateral Agent may reasonably request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral in each case as the Collateral Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Collateral Agent’s security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Collateral Agent, which such written acknowledgement shall be in form and substance reasonably satisfactory to the Collateral Agent, (F) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim, promptly notifying the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Collateral Agent, (G) upon the acquisition after the date hereof by any Grantor of any motor vehicle or other Equipment subject to a certificate of title or ownership (other than a Motor Vehicle or Equipment that is subject to a purchase money security interest), causing the Collateral Agent to be listed as the lienholder on such certificate of title or ownership and delivering evidence of the same to the Collateral Agent in accordance with Section 5(j) hereof; and (H) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b)           [Reserved]

(c)           Condition of Equipment.  Each Grantor will maintain or cause the Equipment (necessary or useful to its business) to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment of any Grantor within a commercially reasonable time after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Collateral Agent may request to such end.  Any Grantor will promptly furnish to the Collateral Agent a statement describing in reasonable detail any such loss or damage in excess of $250,000 per occurrence to any Equipment.

(d)           Taxes, Etc.  Each Grantor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

(e)           Insurance.

(i)           Each Grantor will, at its own expense, maintain insurance (including, without limitation, commercial general liability and property insurance) with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Collateral Agent.  To the extent requested by the Collateral Agent at any time and from time to time, each such policy for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and any Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Collateral Agent.  To the extent requested by the Collateral Agent at any time and from time to time, each such policy shall in addition (A) name the Collateral Agent as an additional insured party thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent on its own account notwithstanding any action, inaction or breach of representation or warranty by any Grantor, (C) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days’ prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Collateral Agent by the insurer.  Any Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance.  Any Grantor will also, at the request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

(ii)           Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance.  In the case of any loss involving damage to Equipment or Inventory, any proceeds of insurance maintained by any Grantor pursuant to this Section 5(e) shall be paid to the Collateral Agent (except as to which paragraph (iii) of this Section 5(e) is not applicable), any Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by any Grantor pursuant to this Section 5(e) shall be paid by the Collateral Agent to any Grantor as reimbursement for the costs of such repairs or replacements.

(iii)           All insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Agent and applied as specified in Section 7(b) hereof.

(f)           Provisions Concerning the Accounts and the Licenses.

(i)           Any Grantor will (A) give the Collateral Agent at least 30 days’ prior written notice of any change in such Grantor’s name, identity or organizational structure, (B) maintain its jurisdiction of incorporation, organization or formation as set forth in Schedule I hereto, (C) immediately notify the Collateral Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (D) keep adequate records concerning the Accounts and Chattel Paper and permit representatives of the Collateral Agent during normal business hours on reasonable notice to such Grantor, to inspect and make abstracts from such Records and Chattel Paper.

(ii)           Each Grantor will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts.  In connection with such collections, any Grantor may (and, at the Collateral Agent’s direction, will) take such action as any Grantor or the Collateral Agent may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to any Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of any Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as any Grantor might have done.  After receipt by any Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce any Grantor’s rights against the account debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by any Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of any Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be applied as specified in Section 7(b) hereof, and (B) no Grantor will adjust, settle or compromise the amount or payment of any Account or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.  In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution.  Any such securities, cash, investments and other items so received by the Collateral Agent shall be applied as specified in accordance with Section 7(b) hereof.

(iii)           Upon the occurrence and during the continuance of any breach or default under any material License by any party thereto other than any Grantor, each Grantor party thereto will, promptly after obtaining knowledge thereof, give the Collateral Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto and thereafter will take reasonable steps to protect and preserve its rights and remedies in respect of such breach or default, or will obtain or acquire an appropriate substitute License.

(iv)           Each Grantor will, at its expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it by which any other party to any material License purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.

(v)           Each Grantor will exercise promptly and diligently each and every right which it may have under each material License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each material License and will take all action reasonably necessary to maintain such Licenses in full force and effect.  No Grantor will, without the prior written consent of the Collateral Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any material License.

(g)           Transfers and Other Liens.

(i)           No Grantor will sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral, except such Grantor may (A) sell or dispose of Inventory (including, without limitation, As-extracted Collateral) in the ordinary course of business, and (B) sell or dispose of assets such Grantor has determined, in good faith, not to be useful in the conduct of its business, and (C) sell or dispose of accounts in the course of collection in the ordinary course of business consistent with past practice.

(ii)           No Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral other than a Permitted Lien.

(h)   Intellectual Property.

(i)           If applicable, any Grantor shall, upon the Collateral Agent’s written request, duly execute and deliver the applicable Assignment for Security in the form attached hereto as Exhibit A.  Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force and free from any claim of abandonment for non-use, and each Grantor will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, no Grantor shall have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement or (C) that is substantially the same as another Intellectual Property that is in full force, so long the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement.  Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees.  If any Intellectual Property (other than Intellectual Property described in the proviso to the first sentence of subsection (i) of this clause (h)) is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, each Grantor shall (x) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Collateral Agent and (y) to the extent any Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Intellectual Property.  Each Grantor shall furnish to the Collateral Agent from time to time upon its request statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Collateral Agent may reasonably request, all in reasonable detail and promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, each Grantor shall, as the case may be, execute and authenticate such documents and do such acts as shall be necessary or, in the reasonable judgment of the Collateral Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement.  Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Collateral Agent, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, each Grantor will take such action as the Collateral Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

(ii)           In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof unless it gives the Collateral Agent prior written notice thereof.  Upon request of the Collateral Agent, any Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest hereunder in such Intellectual Property and the General Intangibles of any Grantor relating thereto or represented thereby, and each Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the indefeasible payment in full in cash of all of the Obligations in full.

(i)           Deposit, Commodities and Securities Accounts.  Upon the Collateral Agent’s written request, each Grantor shall cause each bank and other financial institution with an account of Grantor to execute and deliver to the Collateral Agent a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, duly executed by each Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Collateral Agent, pursuant to which such institution shall irrevocably agree, interalia, that (i) it will comply at any time with the instructions originated by the Collateral Agent to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of each Grantor, which instructions the Collateral Agent will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all Commodity Contracts, securities, Investment Property and other items of each Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Collateral Agent, (iii) any right of set off (other than recoupment of standard fees), banker’s Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Collateral Agent, and (iv) upon receipt of written notice from the Collateral Agent during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it.  The provisions of this Section 5(i) shall not apply to (i) Deposit Accounts for which the Collateral Agent is the depositary and (ii) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of each Grantor’s salaried or hourly employees.

(j)           Motor Vehicles.  To the extent that there are no Permitted Liens thereon:

(i)           Upon the Collateral Agent’s written request, each Grantor shall deliver to the Collateral Agent originals of the certificates of title or ownership for all motor vehicles with a value in excess of $50,000, owned by it with the Collateral Agent listed as lienholder, for the benefit of the Holders.

(ii)           Each Grantor hereby appoints the Collateral Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable motor vehicles now owned or hereafter acquired by such Grantor to be retitled and the Collateral Agent listed as lienholder thereof, (B) filing such applications with such state agencies, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Collateral Agent a perfected Lien on the motor vehicles and exercising the rights and remedies of the Collateral Agent hereunder).  This appointment as attorney-in-fact is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash and after all Transaction Documents have been terminated.

(iii)           Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each motor vehicle covered thereby.

(iv)           So long as no Event of Default shall have occurred and be continuing, upon the request of any Grantor, the Collateral Agent shall execute and deliver to any Grantor such instruments as any Grantor shall reasonably request to remove the notation of the Collateral Agent as lienholder on any certificate of title for any motor vehicle; provided, however, that any such instruments shall be delivered, and the release effective, only upon receipt by the Collateral Agent of a certificate from any Grantor stating that such motor vehicle is to be sold or has suffered a casualty loss (with title thereto in such case passing to the casualty insurance company therefor in settlement of the claim for such loss) and the amount that any Grantor will receive as sale proceeds or insurance proceeds.  Any proceeds of such sale or casualty loss shall be paid to the Collateral Agent hereunder immediately upon receipt, to be applied to the Obligations then outstanding.

(k)           Control.  Each Grantor hereby agrees to take any or all action that may be necessary, desirable or that the Collateral Agent may reasonably request in order for the Collateral Agent to obtain control in accordance with Sections 9-105 – 9-107 of the Code with respect to the following Collateral: (i) Electronic Chattel Paper, (ii) Investment Property, and (iii) Letter-of-Credit Rights.

(l)           Inspection and Reporting.  Each Grantor shall permit the Collateral Agent, or any agent or representatives thereof or such professionals or other Persons as the Collateral Agent may designate, during normal business hours, after reasonable notice in the absence of an Event of Default and not more than once a year in the absence of an Event of Default, (i) to examine and make copies of and abstracts from any Grantor’s records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, Instruments, Accounts, Inventory and other assets of any Grantor from time to time, and (iv) to conduct audits, physical counts, appraisals and/or valuations, examinations at the locations of any Grantor.  Each Grantor shall also permit the Collateral Agent, or any agent or representatives thereof or such professionals or other Persons as the Collateral Agent may designate to discuss such Grantor’s affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives.

(m)           Future Subsidiaries.  If any Grantor shall hereafter create or acquire any Subsidiary, simultaneously with the creation or acquisition of such Subsidiary, such Grantor shall (i) cause such Subsidiary to become a party to this Agreement as an additional “Grantor” hereunder, (ii) such Grantor shall deliver to Collateral Agent revised Schedules to this Agreement, as appropriate, (iii) shall duly execute and deliver a guaranty of the Obligations in favor of the Collateral Agent in accordance with the Guarantee, and (iv) shall duly execute and/or deliver such opinions of counsel and other documents (including an Assumption Agreement by such Subsidiary in the form attached hereto as Exhibit B), in form and substance reasonably acceptable to the Collateral Agent, as the Collateral Agent shall reasonably request with respect thereto, provided that any Grantor that acquires a subsidiary on or within two days after the Closing Date shall have 10 Business Days in which to satisfy the requirements of this Section 5(m).

(n)           Fixture Filings.  Within 10 Business Days after the Closing Date, Grantors shall cause financing statements to be filed in the appropriate county clerk’s offices in order to perfect the security interest of the Collateral Agent in and to all Fixtures and As-extracted Collateral constituting Collateral on the Closing Date or within two Business Days after the Closing Date.

SECTION 6.Additional Provisions Concerning the Collateral.

(a)           Each Grantor hereby (i) authorizes the Collateral Agent to file one or more Uniform Commercial Code financing or continuation statements, and amendments thereto, relating to the Collateral and (ii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)           Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion, so long as an Event of Default shall have occurred and is continuing, to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of each Grantor under Section 5 hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent and the Holders with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Collateral Agent and the Holders with respect to any Collateral.  This power is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash.

(c)           For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.  Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Amendment Agreement that limit the right of any Grantor to dispose of its property, and Section 5(g) and Section 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, any Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business.  In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of any Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property).  Further, upon the indefeasible payment in full in cash of all of the Obligations, the Collateral Agent (subject to Section 10(e) hereof) shall release and reassign to any Grantor all of the Collateral Agent’s right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever.  The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by each Grantor in accordance with the second sentence of this clause (c).  Each Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d)           If any Grantor fails to perform any agreement or obligation contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

(e)           The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f)           Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 7.  Remedies Upon Event of Default.  If any Event of Default shall have occurred and be continuing, subject to the Permitted Liens:

(a)           The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent’s name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of the Collateral Agent, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of its respective Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent’s rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least ten (10) days’ notice to any Grantor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor hereby waives any claims against the Collateral Agent and the Holders arising by reason of the fact that the price at which its respective Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that any Grantor may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof.  Each Grantor hereby acknowledges that (i) any such sale of its respective Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Collateral.  In addition to the foregoing, (1) upon written notice to any Grantor from the Collateral Agent after and during the continuance of an Event of Default, such Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (2) the Collateral Agent may, at any time and from time to time after and during the continuance of an Event of Default, upon 10 days’ prior notice to such Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (3) the Collateral Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of such Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b)           Any cash held by the Collateral Agent as Collateral and all Cash Proceeds received by the Collateral Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 8 hereof) by the Collateral Agent against, all or any part of the Obligations in such order as the Collateral Agent shall elect, consistent with the provisions of the Amendment Agreement.  Any surplus of such cash or Cash Proceeds held by the Collateral Agent and remaining after the indefeasible payment in full in cash of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c)           In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Holders are legally entitled, each Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Notes for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

(d)           Each Grantor hereby acknowledges that if the Collateral Agent complies with any applicable state, provincial or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(e)           The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that any Grantor lawfully may agree, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 8.  Indemnity and Expenses.

(a)           Each Grantor agrees, jointly and severally, to defend, protect, indemnify and hold the Collateral Agent and each of the Holders, jointly and severally, harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of such Person’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent resulting from such Person’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

(b)           Each Grantor agrees, jointly and severally, to pay to the Collateral Agent upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Collateral Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Collateral Agent), which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

SECTION 9.  Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied, e-mailed or delivered to the addressee at its address specified on the signature pages below; or as to any such Person, at such other address as shall be designated by such Person in a written notice to all other parties hereto complying as to delivery with the terms of this Section 9.  All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or three days after deposited in the mails, whichever occurs first, (b) if telecopied or e-mailed, when transmitted (during normal business hours) and confirmation is received, and otherwise, the day after the notice or communication was transmitted and confirmation is received, or (c) if delivered in person, upon delivery.

SECTION 10.   Miscellaneous.

(a)           No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor, the Required Holders (as defined in the Note) and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by each Grantor therefrom, shall be effective unless it is in writing and signed by each Grantor and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)           No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any of the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Collateral Agent or any Holder provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Collateral Agent or any Holder under any of the other Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any of the other Transaction Documents against such party or against any other Person, including but not limited to, any Grantor.

(c)           Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)           This Agreement, subject to the Permitted Liens, shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full in cash of the Obligations, and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Collateral Agent and the Holders hereunder, to the benefit of the Collateral Agent and the Holders and their respective permitted successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to any Grantor, the Collateral Agent and the Holders may assign or otherwise transfer their rights and obligations under this Agreement and any of the other Transaction Documents, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent and the Holders herein or otherwise.  Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent or any such Holder shall mean the assignee of the Collateral Agent or such Holder.  None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer without the consent of the Collateral Agent shall be null and void.

(e)           Upon the indefeasible payment in full in cash of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the respective Grantor that granted such security interests hereunder, and (ii) the Collateral Agent will, upon any Grantor’s request and at such Grantor’s expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(f)           THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(g)           ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUMNONCONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

(h)           EACH GRANTOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE COLLATERAL AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, ORAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

(i)           Each Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any Grantor at its address provided herein, such service to become effective 10 days after such mailing.

(j)           Nothing contained herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor or any property of any Grantor in any other jurisdiction.

(k)           Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(l)           Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(m)           This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

(n)           In the event of any conflict between the terms of this Agreement, the Amendment Agreement, or any of the other Transaction Documents or exhibits referred to herein or therein, the terms of the Amendment Agreement shall control.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Collateral Agent, the Required Holders and the Grantors have each caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

CHARYS HOLDING COMPANY, INC.

By:
Name: Billy V. Ray, Jr.
Title: Chief Executive Officer
Address: 1117 Perimeter Center
West, Suite N415, Atlanta, Georgia 30338
Telephone: 678-443-2300
Facsimile: 678-443-2320
Email: bray@charys.com

PERSONNEL RESOURCES OF GEORGIA, INC.

By:
Name: Billy V. Ray, Jr.
Title:
Address: 880 South Pleasantburg Drive, Suite 3C, Greenville, South Carolina 29607
Telephone: 864-271-7611
Facsimile: 864-232-0178

CCI TELECOM, INC.

By:
Name: Billy V. Ray, Jr.
Title:
Address: 19240 Red Land Road, San Antonio, Texas 78259
Telephone: 210-496-1926
Facsimile: 210-491-0932

METHOD IQ, INC.

By:
Name: Billy V. Ray, Jr.
Title:
Address: 1750 Founders Parkway, Suite 180, Alpharetta, Georgia 30004
Telephone: 678-507-1300
Facsimile: 678-507-1302

VIASYS SERVICES, INC.

By:
Name: Billy V. Ray, Jr.
Title:
Address: 26 Lake Wire Drive, Lakeland, Florida 33815
Telephone: 863-607-9988
Facsimile: 863-607-9955

VIASYS NETWORK SERVICES, INC.

By:
Name: Billy V. Ray, Jr.
Title:
Address: 26 Lake Wire Drive, Lakeland, Florida 33815
Telephone: 863-607-9988
Facsimile: 863-607-9955

VSI REAL ESTATE HOLDING, INC.

By:
Name: Billy V. Ray, Jr.
Title:
Address: 26 Lake Wire Drive, Lakeland, Florida 33815
Telephone: 863-607-9988
Facsimile: 863-607-9955

CROCHET AND BOREL SERVICES, INC.

By:
Name: Billy V. Ray, Jr.
Title:
Address: 346 Twin City Highway, Port Neches, Texas 77651
Telephone: 409-722-9697
Facsimile: 409-722-7273

DIGITAL COMMUNICATION SERVICES, INC.

By:
Name: Billy V. Ray, Jr.
Title:
Address: 96 North 5th Avenue, Delray Beach, Florida 33483

AYIN HOLDING COMPANY INC.

By:
Name: Billy V. Ray, Jr.
Title:
Address:
Telephone:
Facsimile:

THIS AMENDED AND RESTATED SECURITY AGREEMENT ACCEPTED BY:

IMPERIUM ADVISERS, LLC
as Collateral Agent

By:
Name:	Maurice Hryshko
Title:	General Counsel
Address:	153 East 53rd Street
29th Floor
New York, NY 10022
Telephone:	(212) 433-1360
Facsimile:	(212) 433-1361

IMPERIUM MASTER FUND, LTD.
as Noteholder

By:
Name:	Maurice Hryshko
Title:	General Counsel
Address:	c/o Imperium Advisers, LLC
153 East 53rd Street
29th Floor
New York, NY 10022
Telephone:	(212) 433-1360
Facsimile:	(212) 433-1361

JED FAMILY TRUST
as Noteholder

By:
Name:
Title:
Address:	c/o Imperium Advisers, LLC
153 East 53rd Street
29th Floor
New York, NY 10022
Telephone:	(212) 433-1360
Facsimile:	(212) 433-1361

JOHN MICHAELSON
as Noteholder

Address:	c/o Imperium Advisers, LLC
153 East 53rd Street
29th Floor
New York, NY 10022
Telephone:	(212) 433-1360
Facsimile:	(212) 433-1361

SCHEDULE I

LEGAL NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS; STATES OR
JURISDICTION OF ORGANIZATION

Charys Holding Company, Inc. 1117 Perimeter Center West Suite N415 Atlanta, GA 30338	DE	3791748

Personnel Resources of Georgia, Inc. 669 N Academy St Greenville, NC 29607	GA	0104816

CCI Telecom, Inc. 16901 N. Dallas Parkway Suite 105 Addison, TX 75001	NV	C-25002-2000

Method IQ, Inc. 1750 Founders Pkwy Suite 180 Alpharetta, GA 30004	GA	0153426

Viasys Services, Inc. 2944 Drane Field Lakeland, FL 33811	FL	G09210

Viasys Network Services, Inc. 2944 Drane Field Lakeland, FL 33811	FL	P05000012213

VSI Real Estate Holding, Inc.	FL	P06000019107

Crochet & Borel Services, Inc. 346 Twin City Hwy Port Neches, TX 77651	TX	138054100

Digital Communication Services, Inc. 96 North 5th Delray Beach, FL 33483	KY	0416787

Ayin Holding Company Inc. 17314 SH 249 Suite 230 Houston, TX 77064	DE	4147158

SCHEDULE II

LEGAL NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS; STATES OR
JURISDICTION OF ORGANIZATION

LFC, Inc. 17314 SH 249 Suite 230 Houston, TX 77064	DE	4145595

Aeon Technologies, Inc. 16901 N. Dallas Parkway Suite 105 Addison, TX 75001	NV	C28977-2000

Berkshire Wireless, Inc. 480 Pleasant St Lee, MA 01238	MA	000606988

CCI Integrated Solutions, Inc. 16901 N. Dallas Parkway Suite 105 Addison, TX 75001	TX	01602617

Mitchell Site Acq., Inc. 119 Veterinarian Rd Lafayette, LA 70507	LA	34675000D

Ayin Tower Management Services, Inc. 17314 SH 249 Suite 230 Houston, TX 77064	DE	4233831

Complete Tower Sources, Inc. 765 Vatican Road Carencro, LA 70520	LA	35400877D

Cotton Restoration of Central Texas, LP 14345 NW Freeway Houston, TX 77040	TX	800008991

Cotton Commercial USA, LP 14345 NW Freeway Houston, TX 77040	TX	800433352

Cotton Holdings 1, Inc. 14345 NW Freeway Houston, TX 77040	DE	3451808

C&B/Cotton Holdings, Inc. 14345 NW Freeway Houston, TX 77040	DE	4236638

EXHIBIT A

ASSIGNMENT FOR SECURITY

[TRADEMARKS] [PATENTS] [COPYRIGHTS]

WHEREAS, ______________________________ (the “Assignor”) [has adopted, used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the “Trademarks”)] [holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the “Patents”)] [holds all right, title and interest in the copyrights listed on the annexed Schedule 1A, which copyrights are registered in the United States Copyright Office (the “Copyrights”)];

WHEREAS, the Assignor has entered into an Amended and Restated Security Agreement, dated as of April 5, 2007 (as amended, restated or otherwise modified from time to time the “Security Agreement”), in favor IMPERIUM ADVISERS, LLC, as collateral agent for certain purchasers (the “Assignee”);

WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the Holders (as defined in the Security Agreement) a continuing security interest in all right, title and interest of the Assignor in, to and under the [Trademarks, together with, among other things, the good-will of the business symbolized by the Trademarks] [Patents] [Copyrights] and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the “Collateral”), to secure the payment, performance and observance of the “Obligations” (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the Holders a continuing security interest in the Collateral to secure the prompt payment, performance and for the benefit of the Holders observance of the Obligations.

The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of _____________, 20__

[GRANTORS]

By:
Name:
Title:

STATE OF ____________
ss.:
COUNTY OF __________

On this ____ day of _______________, 20__, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the ________________ of _______________________________________, a ____________________, and that s/he executed the foregoing instrument in the firm name of _______________________________________, and that s/he had authority to sign the same, and s/he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

[Trademarks and Trademark Applications]
[Patent and Patent Applications]
[Copyright and Copyright Applications]
Owned by

EXHIBIT B
ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of _________, _____ made by __________________, a __________ corporation (the “Additional Grantor”), in favor of the Holders pursuant to the Amendment Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Amendment Agreement.

W I T N E S S E T H :

WHEREAS, Charys Holding Company, Inc., a Delaware corporation (the “Company”), and the Holders have entered into an Amendment Agreement, dated as of April 5, 2007 (as amended, supplemented or otherwise modified from time to time, the “Amendment Agreement”);

WHEREAS, in connection with the Amendment Agreement, the Company and its subsidiaries (other than the Additional Grantor) have entered into an amended and restated Security Agreement, dated as of the date of the Amendment Agreement (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Holders;

WHEREAS, the Amendment Agreement requires the Additional Grantor to become a party to the Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

NOW, THEREFORE, IT IS AGREED:

1.           Security Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Security Agreement is true and correct on and as the date hereof as to such Additional Grantor (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.           Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

3.           Controlling Agreement.  In the event of any conflict between the provisions of this Assumption Agreement, the Amendment Agreement, and any of the other Transaction Documents, the terms of the Amendment Agreement shall control.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Title:
Name:

Schedule 3(a)
Subsidiaries

See attached.

Schedule 3(a)

Company and Subsidaries

Charys Holding Company, Inc.
1117 Perimeter Center West
Suite N415
Atlanta, GA 30338

Personnel Resources of Georgia, Inc.
669 N Academy St
Greenville, NC 29607

CCI Telecom, Inc.
2100 Couch Drive
McKinney, TX 75069

Method IQ, Inc.
1750 Founders Pkwy
Suite 180
Alpharetta, GA 30004

Viasys Services, Inc.
2944 Drane Field
Lakeland, FL 33811

Viasys Network Services, Inc.
2944 Drane Field
Lakeland, FL 33811

Crochet & Borel Services, Inc.
346 Twin City Hwy
Port Neches,TX 77651

Digital Communication Services, Inc.
96 North 5th
Delray Beach, FL 33483

Ayin Holding Company Inc.
17314 SH 249
Suite 230
Houston, TX 77064

Ayin Tower Management Services,
Inc.
17314 SH 249
Suite 230
Houston, TX 77064

LFC, Inc.
17314 SH 249
Suite 230
Houston, TX 77064

Aeon Technologies, Inc.
2100 Couch Drive
McKinney, TX 75069

Berkshire Wireless, Inc.
480 Pleasant St
Lee, MA 01238

CCI Integrated Solutions, Inc.
2100 Couch Drive
McKinney, TX 75069

Complete Tower Sources, Inc
765 Vatican Road
Carencro, LA 70520

Mitchell Site Acq., Inc.
119 Veterinarian Rd
Lafayette, LA 70507

Cotton Restoration of Central
Texas, LP
14345 NW Freeway
Houston, TX 77040

Cotton Commercial USA, LP
14345 NW Freeway
Houston, TX 77040

Cotton Holdings 1, Inc.
14345 NW Freeway
Houston, TX 77040

Schedule 3(e)
Consents

The various lender consents needed due to the pre-existing security interests in favor of:

•	The New Stream Commercial Finance, LLC financing of accounts receivable of Crochet & Borel Services, Inc., as described in filings by the Company with the Securities and Exchange Commission.

•	The New Stream Commercial Finance, LLC financing of accounts receivable of Ayin Tower Management Services Inc., as described in filings by the Company with the Securities and Exchange Commission.

•	The New Stream Commercial Finance, LLC financing with respect to Complete Tower Sources, Inc. as described in filings by the Company with the Securities and Exchange Commission.

•	The financing with respect to the Cotton Sellers identified in filings by the Company with the Securities and Exchange Commission.

•	Capco Financial Company - A Division of Greater Bank N.A., financing with respect to CCI Telecom, Inc. as described in filings by the Company with the Securities and Exchange Commission.

•	Capco Financial Company - A Division of Greater Bank N.A., financing with respect to Method IQ, Inc. as described in filings by the Company with the Securities and Exchange Commission.

Schedule 3(m)
Exceptions to Equity Capital

See attached.

Charys Holding Company, Inc.
Capitalization Table
As of 3/31/07

SUMMARY:

Preferred Shares Authorized, par value $0.001	5,000,000
Preferred Shares Issued and Outstanding as of 3/31/07	1,500,900

Common Shares Authorized, par value $0.001	300,000,000
Common Shares Issued and Outstanding as of 3/31/07	44,266,775

Fully Diluted Summary:	Fully Diluted	Shares	Options	Conversion	Warrants

COMMON STOCK:
Public Stockholders	6,342,290	6,342,290	0	0	0

Management & Officers & Directors Shares (detail below)	7,053,379	3,049,492	4,003,887	0	0	(A)

Employees and Consultants:	22,818,205	18,628,216	3,339,989	0	850,000	(B)

Financing Sources	280,525,796	16,246,777	750,000	84,276,389	179,252,630	(C)

TOTAL OUTSTANDING Common Stock. Options and Warrants	316,739,670	44,266,775	8,093,876	84,276,389	180,102,630

Transactions Pending Post 3/31/07:	0	0	0	0	0	( I )

PREFERRED STOCK:
Series A Preferred Stock - Billy V. Ray	1,000,000	1,000,000	0	0	0	(G)
Series B Preferred Stock - Frost Bank	0	0	0	0	0	(D)
Series C Preferred Stock - Frost Bank	500,000	500,000	0	0	0	(E)
Series D Preferred Stock - Gotterbetter	16,018,674	900	0	4,000,000	12,017,774
TOTAL PREFERRED STOCK	17,518,674	1,500,900	0	4,000,000	12,017,774

TOTAL OUTSTANDING	334,258,344	45,767,675	8,093,876	88,276,389	192,120,404

1

						EXERCISE PRICE
NOTES:	Total	Shares	Options	Conversion	Warrants	Options	Conversion	Warrants
(A) Management (Officers & Directors) Shares:
Richard Mangiarelli - Former Director	87,500	87,500	0	0	0
Ray Smith - Officer	600,000	0	600,000	0	0	$0.40
Ray Smith - Officer	25,000	0	25,000	0	0	$8.15
Michael Oyster - Director	185,000	85,000	100,000	0	0	$1.05
Michael Oyster - Director	300,000	0	300,000	0	0	$1.09
Michael Oyster - Director	25,000	0	25,000	0	0	$8.15
Alec McLarty - Director	85,000	85,000	0	0	0
Catherine McKee - Director	20,000	20,000	0	0	0	$0.40
Gisle Larsen - Director	20,000	20,000	0	0	0	$0.40
John Jordon - Director	87,842	87,842	0	0	0
Ed Acosta - Former Officer	100,000	0	100,000	0	0	$0.40
Benjamin Holcomb - Former Officer	300,000	0	300,000	0	0	$0.40
David Gergacz - Director	85,000	85,000	0	0	0	$0.40
Billy Ray -Officer and Director	4,422,372	2,185,150	2,237,222	0	0	$0.40
Billy Ray -Officer and Director	16,665	0	16,665	0	0	$8.15
Ralph DeLucia - Former Director	630,000	330,000	300,000	0	0	(F)
Dennis Hayes - Director	64,000	64,000	0	0	0

Total Management (Officers & Directors) Shares /Options	7,053,379	3,049,492	4,003,887	0	0

2

						EXERCISE PRICE
	Total	Shares	Options	Conversion	Warrants	Options	Conversion	Warrants
(B) Employees and Consultants:
Subsidiary Employees	1,183,207	716,941	466,266	0	0	$0.23
Michael Brenner	200,000	0	200,000	0	0	$0.40
Michael Brenner	25,000	0	25,000	0	0	$8.15
Nat'l Financial Communication	200,000	0	200,000	0	0	$2.00
Spiderboy Consultants	4,300,000	1,851,277	2,448,723	0	0	$0.00
Larry Hogue	500,000	500,000	0	0	0
Whonor, Inc.	100,000	0	0	0	100,000	$1.22
Steven Posner	650,000	650,000	0	0	0
Ron Berkovitz	250,000	250,000	0	0	0
Platinum Advisors Services	2,400,000	2,400,000	0	0	0
Gunn Allen	1,900,000	1,550,000	0	0	350,000			$2.00
Sam Del Presto	425,000	25,000	0	0	400,000			$1.50
Joseph Gourlay	300,000	300,000	0	0	0
Your Equity Advisor	12,500	12,500	0	0	0
Scott Boruff	0	0	0	0	0
Even Blum	40,000	40,000	0	0	0
Steven Schaeffer - consulting svcs. (Cotton)	200,000	200,000	0	0	0
New Century Capital - consulting svcs. (C&B)	1,300,000	1,300,000	0	0	0
Norman Reynolds - pmt. for legal services	70,300	70,300	0	0	0
Mel Harris - consulting svcs. (VSI)	479,805	479,805	0	0	0
Steven Posner - consulting svcs. (VSI)	245,195	245,195	0	0	0
Joseph Gourlay - consulting svcs. (MSAI/CTSI)	225,000	225,000	0	0	0
Steven Posner - consulting svcs. (C&B)	375,000	375,000	0	0	0
Michael Thomas - consulting svcs. (C&B)	250,000	250,000	0	0	0
Sam Del Presto - consulting svcs. (New Stream/Gottbetter)	100,000	100,000	0	0	0
Greater Bay Bank	630,499	630,499	0	0	0
Frank Pellegrino (S-8)	50,000	50,000	0	0	0
Steven Schaeffer (S-8)	200,000	200,000	0	0	0
Richard Schmidt	100,000	100,000	0	0	0
Francis Zubrowski	31,912	31,912	0	0	0
Sam Del Presto	300,000	300,000	0	0	0
Gideon Taylor	40,000	40,000	0	0	0
Shawn Posner	200,000	200,000	0	0	0
Norm Reynolds	24,500	24,500	0	0	0
Ronald Berkovitz	375,000	375,000	0	0	0
Larry Hogue	9,800	9,800	0	0	0
Dale Ponder	5,140	5,140	0	0	0
Troutman Sander	200,000	200,000	0	0	0
Michael J Novak	20,000	20,000	0	0	0
Stites and Harbison PLLP	120,300	120,300	0	0	0
York Equity Analyst	12,500	12,500	0	0	0
Sam Del Presto	200,000	200,000	0	0	0
Norman Reynolds	56,000	56,000	0	0	0
Morris Gore	25,000	25,000	0	0	0
Mel Harris	100,000	100,000	0	0	0
Steven S. Posner	100,000	100,000	0	0	0
S. Posner/M. Harris	200,000	200,000	0	0	0
Richard Schmidt	100,000	100,000	0	0	0
Steven Schaeffer	200,000	200,000	0	0	0
Richard Chancis	50,000	50,000	0	0	0
Sound Capital	375,000	375,000	0	0	0
Dale Ponder	4,728	4,728	0	0	0
Evan Blum	40,000	40,000	0	0	0
Douglas Topkis	248,819	248,819	0	0	0
Sound Capital	375,000	375,000	0	0	0
Michael Thomas	80,000	80,000	0	0	0
Norm Reynolds	59,000	59,000	0	0	0
Richard Chancis	50,000	50,000	0	0	0
Ron Berkovitz	100,000	100,000	0	0	0
Ron Berkovitz	100,000	100,000	0	0	0
Ron Berkovitz	100,000	100,000	0	0	0
Ron Berkovitz	100,000	100,000	0	0	0
Steven Posner	200,000	200,000	0	0	0
Steven Posner	200,000	200,000	0	0	0
New Century Capital Consultants	1,500,000	1,500,000	0	0	0
Gregory A. Buchholz	42,000	42,000	0	0	0
Jerry J. Harrison Jr.	25,000	25,000	0	0	0
Michael Novak	20,000	20,000	0	0	0
Stite & Harbison	12,000	12,000	0	0	0
Kenneth Brown	5,000	5,000	0	0	0
Jimmy Taylor	100,000	100,000	0	0	0
	0
	0
Total Employees and Consultants	22,818,205	18,628,216	3,339,989	0	850,000

3

						EXERCISE PRICE
	Total	Shares	Options	Conversion	Warrants	Options	Conversion	Warrants
(C) Financing / Acquisitions:
Venture Banking Group	821,133	821,133	0	0	0			$0.35
Greater Bay Bank	28,400	0	0	0	28,400			$1.69
Highgate	1,966,370	966,370	0	0	1,000,000			(H)
M Harris and S Posner	250,000	0	0	0	250,000			$0.80
Jadeco / Schwarrtz	500,000	0	0	0	500,000			$1.10
T Crochet	8,008,000	7,258,000	750,000	0	0	$0.00
Harris, Posner, Posner	350,000	250,000	0	0	100,000			$5.00
W Clark / Acquisition	309,768	309,768	0	0	0
L Ford Clark / Acquisition	1,817,019	1,817,019	0	0	0
New Stream	2,000,000	0	0	0	2,000,000			$4.80
Shaw / Acquisition	62,500	62,500	0	0	0
Gotterbetter / Warrant	11,030,614	0	0	0	11,030,614			$2.25
Aries Equity Corp.	250,000	0	0	0	250,000
CSH Advisors Inc.	250,000	0	0	0	250,000
Cotton / Acquisition	2,355,532	2,355,532	0	0	0
Rock Creek	1,250,000	1,250,000	0	0	0
Lubermanns	500,000	500,000	0	0	0
Vision Capital	422,222	0	0	422,222	0		$2.25
Vision Capital	19,983,330	0	0	0	19,983,330			see note
Imperium Master Fund, LTD	551,531	0	0	0	551,531			$2.25
New Stream Commercial Finance, LLC - New Stream II	600,000	0	0	0	600,000			$4.00
Mathew Mitchell	72,939	72,939	0	0	0
Lori Mitchell	583,516	583,516	0	0	0
Alan Streiter	2,562,667	0	0	0	2,562,667			$2.25
McMahan Securities Co., L.P.	4,271,111	0	0	0	4,271,111			$2.25
McMahan Securities Co., L.P.	67,083,266	0	0	0	67,083,266			$2.25
McMahan Securities Co., L.P.	67,083,266	0	0	0	67,083,266			$2.25
McMahan Securities Co., L.P.	83,854,167	0	0	83,854,167	0		$2.40
Seth Appel	1,708,445	0	0	0	1,708,445			$2.25
	0	0	0	0
Total Financing / Acquisitions	280,525,796	16,246,777	750,000	84,276,389	179,252,630

(D) Series B Preferred Stock held by Frost Bank converts in a 1 to 1 ratio into common stock at the holders election.
Conversion Right expires April, 2015.

(E) Series C Preferred Stock held by Frost Bank converts in a 1 to 1 ratio into common stock at the holders election.
Conversion Right are effective starting April, 2007 and expire April, 2009.
Holder has a Put Option to Michael Novak @ $3.50 per share		725,000

(F) 100,000 at $1.50
100,000 at $3.00
100,000 at $5.00

(G) No conversion rights.

(H) 200,000 at $0.25
400,000 at $0.50
200,000 at $0.75
200,000 at $1.00

(I) Transactions Pending	Total	Shares	Options	Conversion	Warrants	Options	Conversion	Warrants

Total Transactions Pending :	0	0	0	0	0

4

Schedule 3(n) Indebtedness and Other Contracts
See attached.
Notwithstanding anything herein contained to the contrary, it is expressly understood and agreed, without obtaining any prior consent of the Holder:

•
That the Company and any Subsidiary may execute any General Agreement of Indemnity, Indemnity Agreement, or Surety Agreement, whereby the Company or any Subsidiary desires to execute bonds, undertakings, and/or obligations of suretyship or guarantee, including undertakings and other obligations, including any bond or bonds (severally, the "Bond") on its behalf and on behalf of any of its present or future, directly or indirectly owned or controlled subsidiaries or affiliates, whether alone or in joint venture with others whether or not named herein, and any corporation, partnership or person upon the written request of the issuer of any such Bond.

•
That the Company and any Subsidiary may refinance, renegotiate or restructure any existing Indebtedness or Liens, so long as the principal amount of any such Indebtedness is not increased beyond that amount which is due on the date of this Agreement.

Charys Holding Company, Inc.
Debt Schedule

($ in thousands)

Obligation:	Due To:	Amount
HOLDING COMPANY
8.75 Senior Convertible Notes	McMahan		$201,250
Due 2/16/12
9.5% Unsecured Promissory Note	Harris, Posner, Posner		$1,000
Due 5/1/07, subject to other conditions
Interest			$71
15% Promissory Note	HarPos		$800
Interest & Other			$200
10% Convertible Debenture	Various		$4,267
Maturity 8/30/08
Interest
Redemption Premium
Liquidated Damages
Series D Convertible Preferred Stock	Various		$9,000
Maturity 11/19/08
Dividens			$1,554
Liquidated Damages			$900
Redemption Premium		$
8% Subordinated Note	Vision,		$950
4% Subordinated Convertible Note	Jade Securities		$380
Due 12/31/07
TOTAL FINANCING DEBT			$220,372
8% Note	Seller of Aeon		$473
Due: $158 on 4/9/07
Due: $158 on 4/9/08
Due; $157 on 4/9/09
10% Unsecured Promissory Note	Sellers of DCI		$840
8.75% Promissory Note	Seller of MSAI		$2,210
Due 2/16/12
9% Promissory Note	Seller of MSAI		$5,400
Due: $2,700 on 2/15/08
Due: $2,700 on 2/15/09
8.75% Promissory Note	Seller of CTSI		$5,790
Due 2/16/12
9% Promissory Note	Seller of CTSI		$14,200
Due: $7,100 on 2/15/08 Due: $7,100 on 2/15/09
4.74% Unsecured Promissory Note	Sellers of C&B Services		$47,632
Due 1/31/09
Note	Cotton		$5,100
Payment	Florida Tel Con		$3,350
TOTAL SELLERS NOTES			$84,795

Personnel Recourses of Georgia
Unsecured Note [No Due Date]	C Sauls		$15
Unsecured Note [No Due Date]	J Coyle		$29
Unsecured Note [No Due Date]	B Cutchin (Related Party)		$58

CC1 Telecom
Credit Facility expires 8/29/06	CAPCO Capital		$2,200
Secured by Accounts Receivable and certain other assets

Viasvs Services
Letter of Credit		$

Ayln Holding Company
LIBOR + 485 Basis Points (10.16%) Secured Promissory Note New Stream Commerical Finance II $			6,500
Due 11/7/08

Method IQ
Credit Facility expires 8/29/06	CAPCO Capita!		$220
Secured by Accounts Receivable and certain other assets

LFC

Digital Communication Services
Line of Credit	Various		$1,000

C&B Services
$35 million credit facility	New Stream Commerical Financel		$2,400

CTSI
New Stream
TOTAL DEBT			$317,589

Schedule 3(o) Ranking of the Note
The following indebtedness will be pari passu or senior to the Note:

•	The New Stream Commercial Finance, LLC financing of accounts receivable of Crochet & Borel Services, Inc., as described in filings by the Company with the Securities and Exchange Commission.

•	The New Stream Commercial Finance, LLC financing of accounts receivable of Ayin Tower Management Services Inc., as described in filings by the Company with the Securities and Exchange Commission.

•	The New Stream Commercial Finance, LLC financing with respect to Complete Tower Sources, Inc. as described in filings by the Company with the Securities and Exchange Commission.

•	The financing with respect to the Cotton Sellers identified in filings by the Company with the Securities and Exchange Commission.

•	Capco Financial Company - A Division of Greater Bank N.A., financing with respect to CCI Telecom, Inc. as described in filings by the Company with the Securities and Exchange Commission.

•	Capco Financial Company - A Division of Greater Bank N.A., financing with respect to Method IQ, Inc. as described in filings by the Company with the Securities and Exchange Commission.

•	Troy D. Crochet as described in filings by the Company with the Securities and Exchange Commission.

Schedule 3(p)
Exceptions to SB-2 Eligibility

After April 30, 2007, the Company is no longer eligible to use a Form SB-2 registration statement. It must use a Form S-l registration statement or some other available form.

Schedule 3(s)
Exceptions to SEC Filing Requirements

None.

Schedule 4(h)
Exceptions to Restrictions on Redemptions and Cash Dividends

The proposed refinancing of the Company's remaining outstanding Series D preferred stock by issuance of convertible debentures in the amount of $14,799,304, upon the following proposed terms:

•	The debentures will be unsecured and subordinated to the McMahan notes, convertible into shares of the Company's Common Stock.

•	The issue price of the debentures will be at 95% of par or $15,578,214, and will be payable in 12 months from the date of closing.

•	The interest rate will be 8.75% per annum and will be paid monthly in cash.

•	The investors may at their sole option convert any or all of the face amount of the debentures plus accrued and unpaid interest thereon, from the date of closing to the date of conversion.

•	The number of shares of the Company Common Stock to be received upon conversion will be determined by dividing the Conversion Amount by the Conversion Price, to be defined.

•	The investors may not be the beneficial owners of collectively more than 4.99% of the total outstanding shares of Common Stock of the Company at any given time (the "Conversion Amount").

•	At the investors[1] sole option, the debentures are convertible into shares of Common Stock at $2.25 (the "Conversion Price").

•	The other terms of the redemption will be upon such terms as the Company and the investors may agree.

•	The issuance of Default Warrants.

•	The debentures will also be subordinated to the Notes issued hereunder and which may be reissued hereafter.

Schedule 4(q)
Subsidiaries Not Party to Security Documents

The various lender consents needed due to the pre-existing security interests in favor of:

•	The New Stream Commercial Finance. LLC financing of accounts receivable of Crochet & Borel Services, Inc., as described in filings by the Company with the Securities and Exchange Commission.

•	The New Stream Commercial Finance, LLC financing of accounts receivable of Ayin Tower Management Services Inc., as described in filings by the Company with the Securities and Exchange Commission.

•	The New Stream Commercial Finance, LLC financing with respect to Complete Tower Sources, Inc. as described in filings by the Company with the Securities and Exchange Commission.

•	The financing with respect to the Cotton Sellers identified in filings by the Company with the Securities and Exchange Commission.

•	Capco Financial Company - A Division of Greater Bank N.A., financing with respect to CCI Telecom, Inc. as described in filings by the Company with the Securities and Exchange Commission.

•	Capco Financial Company — A Division of Greater Bank N.A., financing with respect to Method IQ, Inc. as described in filings by the Company with the Securities and Exchange Commission.